EOP OPERATING LIMITED PARTNERSHIP

Issuer

and

EQUITY OFFICE PROPERTIES TRUST

to

STATE STREET BANK AND TRUST COMPANY

Trustee

INDENTURE

Dated as of August 23, 2000

Senior Debt Securities

TABLE OF CONTENTS

RECITALS
ARTICLE ONE. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 101. DEFINITIONS.
Acquired Indebtedness
Act
Additional Amounts
Affiliate
Annual Debt Service Charge
Authenticating Agent
Authorized Newspaper
Bankruptcy Law
Bearer Security
Board of Trustees
Board Resolution
Business Day
Certificated Securities
Clearstream Luxembourg
Commission
Common Depositary
Common Stock
Consolidated Income Available for Debt Service
Consolidated Interest Expense
Consolidated Net Income
Corporate Trust Office
corporation
Coupon
Custodian
CUSIP Number
Debt
Defaulted Interest
Dollar
DTC
EOP Charter
Euroclear
Event of Default
Exchange Act
Exchange Agent
Exchange Date
Exchange Price
Foreign Currency
GAAP
General Partner
global Security
Government Obligations
Guarantee
Guaranteed Securities
Guarantor
Guarantor's Board Resolution
Guarantor's Officers' Certificate
Guarantor Request
Holder
Indenture
Indexed Security
Interest
Interest Payment Date
Issuer
Issuer Request
Issuer Order
Judgment Currency
Legal Holiday
Maturity
Offering Memorandum
Officers' Certificate
Opinion of Counsel
Original Issue Discount Security
Outstanding
Paying Agent
Person
Place of Payment
Predecessor Security
Recourse Indebtedness
Redemption Date
Redemption Price
Registered Security
Regular Record Date
Repayment Date
Repayment Price
Responsible Officer
Restricted Certificated Securities Legend
Restricted Common Stock Legend
Restricted Global Securities Legend
Restricted Securities Legend
Secured Debt
Securities Act
Security
Security Register
Security Registrar
Significant Subsidiary
Special Paying Agent
Special Record Date
Stated Maturity
Subsidiary
Total Assets
Total Unencumbered Assets
Trust Indenture Act or TIA
Trustee
Undepreciated Real Estate Assets
United States
United States Person
Unsecured Debt
Yield to Maturity
SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS
SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE
SECTION 104. ACTS OF HOLDERS
SECTION 105. NOTICES, ETC., TO TRUSTEE, ISSUER AND EQUITY OFFICE
SECTION 106. NOTICE TO HOLDERS; WAIVER
SECTION 108. SUCCESSORS AND ASSIGNS
SECTION 109. SEVERABILITY CLAUSE
SECTION 110. BENEFITS OF INDENTURE
SECTION 111. GOVERNING LAW
SECTION 112. LEGAL HOLIDAYS
SECTION 113. QUALIFICATION UNDER TRUST INDENTURE ACT
SECTION 114. COUNTERPARTS
SECTION 115. JUDGMENT CURRENCY
SECTION 116. NONRECOURSE
ARTICLE TWO SECURITIES FORMS
ARTICLE THREE. THE SECURITIES
SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES
SECTION 302. CURRENCY; DENOMINATIONS
SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING
SECTION 304. TEMPORARY SECURITIES
SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE
SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES
SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS RESERVE
SECTION 308. PERSONS DEEMED OWNERS
SECTION 309. CANCELLATION
SECTION 310. COMPUTATION OF INTEREST
SECTION 311. TRANSFER AND EXCHANGE
SECTION 312. APPLICABILITY OF REIT OWNERSHIP LIMIT
ARTICLE FOUR SATISFACTION AND DISCHARGE
SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE
SECTION 402. APPLICATION OF TRUST FUNDS
ARTICLE FIVE. REMEDIES
SECTION 501. EVENTS OF DEFAULT
SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT
SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE
SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM
SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR COUPONS
SECTION 506. APPLICATION OF MONEY COLLECTED
SECTION 507. LIMITATION ON SUITS
SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM, IF ANY, INTEREST AND ADDITIONAL AMOUNTS
SECTION 509. RESTORATION OF RIGHTS AND REMEDIES
SECTION 510. RIGHTS AND REMEDIES CUMULATIVE
SECTION 511. DELAY OR OMISSION NOT WAIVER
SECTION 512. CONTROL BY HOLDERS OF SECURITIES
SECTION 513. WAIVER OF PAST DEFAULTS
SECTION 514. WAIVER OF USURY, STAY OR EXTENSION LAWS
SECTION 515. UNDERTAKING FOR COSTS
ARTICLE SIX. THE TRUSTEE
SECTION 601. NOTICE OF DEFAULTS
SECTION 602. CERTAIN RIGHTS OF TRUSTEE
SECTION 603. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES
SECTION 604. MAY HOLD SECURITIES
SECTION 606. COMPENSATION AND REIMBURSEMENT
SECTION 607. CORPORATE TRUSTEE REQUIRED ELIGIBILITY; CONFLICTING INTERESTS
SECTION 608. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR
SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS
SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT
ARTICLE SEVEN. HOLDERS’ LIST AND REPORTS BY TRUSTEE, GUARANTOR AND ISSUER
SECTION 701. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS
SECTION 702. REPORTS BY TRUSTEE
SECTION 703. REPORTS BY ISSUER AND GUARANTOR
ARTICLE EIGHT. CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE
SECTION 801. CONSOLIDATIONS AND MERGERS OF ISSUER OR GUARANTOR AND SALES, LEASES AND CONVEYANCE PERMITTED SUBJECT TO CERTAIN CONDITIONS
SECTION 802. RIGHTS AND DUTIES OF SUCCESSOR CORPORATION
SECTION 803. OFFICERS' CERTIFICATE AND OPINION OF COUNSEL
ARTICLE NINE. SUPPLEMENTAL INDENTURES
SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS
SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS
SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES
SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES
SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES
SECTION 907. NOTICE OF SUPPLEMENTAL INDENTURES
ARTICLE TEN. COVENANTS
SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, INTEREST AND ADDITIONAL AMOUNTS
SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY
SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST
SECTION 1004. LIMITATIONS ON INCURRENCE OF DEBT
SECTION 1005. [intentionally omitted]
SECTION 1006. EXISTENCE
SECTION 1007. MAINTENANCE OF PROPERTIES
SECTION 1008. INSURANCE
SECTION 1010. PROVISION OF FINANCIAL INFORMATION
SECTION 1011. STATEMENT AS TO COMPLIANCE
SECTION 1012. ADDITIONAL AMOUNTS
SECTION 1013. WAIVER OF CERTAIN COVENANTS
ARTICLE ELEVEN. REDEMPTION OF SECURITIES
SECTION 1101. APPLICABILITY OF ARTICLE
SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE
SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED
SECTION 1104. NOTICE OF REDEMPTION
SECTION 1105. DEPOSIT OF REDEMPTION PRICE
SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE
SECTION 1107. SECURITIES REDEEMED IN PART
ARTICLE TWELVE. SINKING FUNDS
SECTION 1201. APPLICABILITY OF ARTICLE
SECTION 1202. SATISFACTION OF SINKING FUND PAYMENT WITH SECURITIES
SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND
ARTICLE THIRTEEN. REPAYMENT AT THE OPTION OF HOLDERS
SECTION 1301. APPLICABILITY OF ARTICLE
SECTION 1302. REPAYMENT OF SECURITIES
SECTION 1303. EXERCISE OF OPTION
SECTION 1304. WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE
SECTION 1305. SECURITIES REPAID IN PART
ARTICLE FOURTEEN. [INTENTIONALLY OMITTED]
ARTICLE FIFTEEN. MEETINGS OF HOLDERS OF SECURITIES
SECTION 1501. PURPOSES FOR WHICH MEETINGS MAY BE CALLED
SECTION 1502. CALL, NOTICE AND PLACE OF MEETINGS
SECTION 1503. PERSONS ENTITLED TO VOTE AT MEETINGS
SECTION 1504. QUORUM; ACTION
SECTION 1505. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS
SECTION 1506. COUNTING VOTES AND RECORDING ACTION OF MEETINGS
SECTION 1507. EVIDENCE OF ACTION TAKEN BY HOLDERS
SECTION 1508. PROOF OF EXECUTION OF INSTRUMENTS
ARTICLE SIXTEEN. SECURITIES IN FOREIGN CURRENCIES
SECTION 1601. APPLICABILITY OF ARTICLE
ARTICLE SEVENTEEN. GUARANTEE
SECTION 1701. GUARANTEE
ARTICLE EIGHTEEN. EXCHANGE
SECTION 1801. APPLICABILITY OF ARTICLE
SECTION 1802. EXCHANGE PRIVILEGES
SECTION 1803. EXCHANGE PROCEDURES
SECTION 1804. FRACTIONAL SHARES
SECTION 1805. TAXES ON EXCHANGE
SECTION 1806. EQUITY OFFICE TO PROVIDE STOCK
SECTION 1807. ADJUSTMENTS
SECTION 1808. VOLUNTARY ADJUSTMENT
SECTION 1810. NOTICE OF ADJUSTMENT
SECTION 1811. NOTICE OF CERTAIN TRANSACTIONS
SECTION 1812. CONSOLIDATION, MERGER OR SALE OF THE GUARANTOR
SECTION 1813. TRUSTEE'S AND EXCHANGE AGENT'S DISCLAIMER
SECTION 1814. RESTRICTION ON COMMON STOCK ISSUABLE UPON EXCHANGE

Page

SECTION 803. OFFICERS’ CERTIFICATE AND OPINION OF COUNSEL	48

ARTICLE NINE. SUPPLEMENTAL INDENTURES	48

SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
HOLDER	48

SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS	48

SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES	48

SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES	48

SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT	48

SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES	48

SECTION 907. NOTICE OF SUPPLEMENTAL INDENTURES	48

ARTICLE TEN. COVENANTS	48

SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, INTEREST AND
ADDITIONAL AMOUNTS	48

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY	48

SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST	48

SECTION 1004. LIMITATIONS ON INCURRENCE OF DEBT	48

SECTION 1005. [intentionally omitted]	48

SECTION 1006. EXISTENCE	48

SECTION 1007. MAINTENANCE OF PROPERTIES	48

SECTION 1008. INSURANCE	48

SECTION 1009. PAYMENT OF TAXES AND OTHER CLAIMS	48

SECTION 1010. PROVISION OF FINANCIAL INFORMATION	48

SECTION 1011. STATEMENT AS TO COMPLIANCE	48

SECTION 1012. ADDITIONAL AMOUNTS	48

SECTION 1013. WAIVER OF CERTAIN COVENANTS	48

ARTICLE ELEVEN. REDEMPTION OF SECURITIES	48

SECTION 1101. APPLICABILITY OF ARTICLE	48

SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE	48

SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED	48

SECTION 1104. NOTICE OF REDEMPTION	48

SECTION 1105. DEPOSIT OF REDEMPTION PRICE	48

SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE	48

SECTION 1107. SECURITIES REDEEMED IN PART	48

ARTICLE TWELVE. SINKING FUNDS	48

SECTION 1201. APPLICABILITY OF ARTICLE	48

SECTION 1202. SATISFACTION OF SINKING FUND PAYMENT WITH
SECURITIES	48

SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND	48

ARTICLE THIRTEEN. REPAYMENT AT THE OPTION OF HOLDERS	48

SECTION 1301. APPLICABILITY OF ARTICLE	48

SECTION 1302. REPAYMENT OF SECURITIES	48

SECTION 1303. EXERCISE OF OPTION	48

Page

SECTION 1304. WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME
DUE AND PAYABLE	48

SECTION 1305. SECURITIES REPAID IN PART	48

ARTICLE FOURTEEN. [INTENTIONALLY OMITTED]	48

ARTICLE FIFTEEN. MEETINGS OF HOLDERS OF SECURITIES	48

SECTION 1501. PURPOSES FOR WHICH MEETINGS MAY BE CALLED	48

SECTION 1502. CALL, NOTICE AND PLACE OF MEETINGS	48

SECTION 1503. PERSONS ENTITLED TO VOTE AT MEETINGS	48

SECTION 1504. QUORUM; ACTION	48

SECTION 1505. DETERMINATION OF VOTING RIGHTS; CONDUCT AND
ADJOURNMENT OF MEETINGS	48

SECTION 1506. COUNTING VOTES AND RECORDING ACTION OF MEETINGS	48

SECTION 1507. EVIDENCE OF ACTION TAKEN BY HOLDERS	48

SECTION 1508. PROOF OF EXECUTION OF INSTRUMENTS	48

ARTICLE SIXTEEN. SECURITIES IN FOREIGN CURRENCIES	48

SECTION 1601. APPLICABILITY OF ARTICLE	48

ARTICLE SEVENTEEN. GUARANTEE	48

SECTION 1701. GUARANTEE	48

ARTICLE EIGHTEEN. EXCHANGE	48

SECTION 1801. APPLICABILITY OF ARTICLE	48

SECTION 1802. EXCHANGE PRIVILEGES	48

SECTION 1803. EXCHANGE PROCEDURES	48

SECTION 1804. FRACTIONAL SHARES	48

SECTION 1805. TAXES ON EXCHANGE	48

SECTION 1806. EQUITY OFFICE TO PROVIDE STOCK	48

SECTION 1807. ADJUSTMENTS	48

SECTION 1808. VOLUNTARY ADJUSTMENT	48

SECTION 1809. CERTAIN DEFINITIONS	48

SECTION 1810. NOTICE OF ADJUSTMENT	48

SECTION 1811. NOTICE OF CERTAIN TRANSACTIONS	48

SECTION 1812. CONSOLIDATION, MERGER OR SALE OF THE GUARANTOR	48

SECTION 1813. TRUSTEE’S AND EXCHANGE AGENT’S DISCLAIMER	48

SECTION 1814. RESTRICTION ON COMMON STOCK ISSUABLE UPON
EXCHANGE	48

EOP OPERATING LIMITED PARTNERSHIP

      Reconciliation and Tie between Trust Indenture Act of 1939 (the “TIA” or “Trust Indenture Act”) and the Indenture, dated as of August 23, 2000

Trust Indenture Act Section	Indenture Section
Sec. 310(a)(1)	607

(a)(2)	607

(b)	607,608

Sec. 312(a)	704

Sec. 312(c)	701

Sec. 313(a)	702

(c)	702

Sec. 314(a)	703

(a)(4)	1011

(c)(1)	102

(c)(2)	102

(e)	102

Sec. 315(b)	601

Sec. 316(a) (last sentence)	101	("Outstanding")

(a)(1)(A)	502,512

(a)(1)(B)	513

(b)	508

Sec. 317(a)(1)	503

(a)(2)	504

Sec. 318(a)	113

(c)	113

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

      Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

      INDENTURE (this “Indenture”), dated as of August 23, 2000, by and among EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the “Issuer”), having its principal offices at Two North Riverside Plaza, 21st Floor, Chicago, Illinois 60606, EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust (“Equity Office” or the “Guarantor”) having its principal offices at Two North Riverside Plaza, 21st Floor, Chicago, Illinois 60606, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Trustee hereunder (the “Trustee”), having its Corporate Trust Office at Two International Place, Financial Services, Corporate Trust Department, Boston, Massachusetts 02110.

RECITALS

      The Issuer deems it necessary to issue from time to time for its lawful purposes senior debt securities (hereinafter called the “Securities”) evidencing its unsecured and unsubordinated indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided. All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

      For value received, the execution and delivery by Equity Office of this Indenture to provide for the Guarantee in respect of Guaranteed Securities (each as defined herein) and its obligation to issue Common Stock (as defined therein) upon an exchange of Securities in accordance with Article Eighteen has been duly authorized. All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

      Upon making the appropriate filings with the Securities and Exchange Commission, this Indenture will be subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein), it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      SECTION 101. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(i)	the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(ii)	all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein;

(iii)	all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

(iv)	the words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

(v)	the word “or” is always used inclusively.

      “Acquired Indebtedness” means Debt of a Person (i) existing at the time the Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from the Person, in each case, other than Debt incurred in connection with, or in contemplation of, the Person becoming a Subsidiary or that acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

      “Act” when used with respect to any Holder, has the meaning specified in Section 104.

      “Additional Amounts” means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Issuer in respect of certain taxes, assessments or other governmental charges imposed on certain Holders and which are owing to such Holders.

      “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

      “Annual Debt Service Charge” as of any date means the amount which is expensed in any 12-month period for Consolidated Interest Expense of the Issuer and its Subsidiaries.

      “Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 611 to act on behalf of the Trustee to authenticate Securities of one or more series.

      “Authorized Newspaper” means a newspaper, printed in the English language or in an official language of the place of publication, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

      “Bankruptcy Law” has the meaning specified in Section 501.

      “Bearer Security” means any Security established pursuant to Section 201 which is payable to bearer.

      “Board of Trustees” means the board of trustees of the General Partner or the Guarantor, as the case may be, or any committee of that board duly authorized to act thereunder.

      “Board Resolution” means a copy of one or more resolutions certified by the Secretary or an Assistant Secretary of the General Partner to have been duly adopted by the Board of Trustees and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      “Business Day” when used with respect to any Place of Payment or any other location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, any day, other than a Saturday or Sunday or other day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

      “Certificated Securities” means Securities issued in definitive, fully registered (without Coupons) and certificated form.

      “Clearstream Luxembourg” means Clearstream Banking,  société anonyme, or its successor.

      “Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties on such date.

      “Common Depositary” has the meaning specified in Section 304(b).

      “Common Stock” means common shares of beneficial interest, $.01 par value per share, of Equity Office as it exists on the date of this Indenture or as such shares may be changed or reconstituted from time to time.

      “Consolidated Income Available for Debt Service” for any period means Consolidated Net Income plus amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense, (ii) provision for taxes of the Issuer and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures, (v) increases in deferred taxes and other non-cash items, (vi) charges resulting from a change in accounting principles and (vii) charges for early extinguishment of debt, and less amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures and (b) decreases in deferred taxes and other non-cash items.

      “Consolidated Interest Expense” means, for any period, and without duplication, all interest (including the interest component of rentals on leases reflected in accordance with GAAP as capitalized leases on the Issuer’s consolidated balance sheet, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other securities) of the Issuer and its Subsidiaries, but excluding legal fees, title insurance charges and other out-of-pocket fees and expenses incurred in connection with the issuance of Debt, all determined in accordance with GAAP.

      “Consolidated Net Income” for any period means the amount of net income (or loss) of the Issuer and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

      “Corporate Trust Office” means the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at Two International Place, Financial Services, Corporate Trust Department, Boston, MA 02110, provided that with respect to presentment of Securities, a “Corporate Trust Office” is also maintained at the date hereof at the Corporate Trust Window, Concourse Level, 61 Broadway, New York, New York 10006.

      “corporation” includes corporations and limited liability companies, associations, partnerships, real estate investment trusts, companies and business trusts.

      “Coupon” means any interest coupon appertaining to a Bearer Security.

      “Custodian” has the meaning specified in Section 501.

      “CUSIP Number” means the alphanumeric designation assigned to a Security registered in the name of a nominee of DTC by Standard & Poor’s Corporation, CUSIP Service Bureau.

      “Debt” of any Person means, without duplication, any indebtedness of such Person, whether or not contingent, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by such Person, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by such Person as lessee which is reflected on such Person’s consolidated balance sheet as a capitalized lease in accordance with GAAP; in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as a liability on such Person’s consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another Person (other than such

Person and its Subsidiaries) (it being understood that “Debt” shall be deemed to be incurred by the Issuer and its Subsidiaries on a consolidated basis whenever the Issuer and its Subsidiaries on a consolidated basis shall create, assume, guarantee or otherwise become liable in respect thereof; Debt of a Subsidiary of the Issuer existing prior to the time it became a Subsidiary of the Issuer shall be deemed to be incurred upon such Subsidiary’s becoming a Subsidiary of the Issuer, and Debt of a Person existing prior to a merger or consolidation of such Person with the Issuer or any Subsidiary of the Issuer in which such Person is the successor of the Issuer or such Subsidiary shall be deemed to be incurred upon the consummation of such merger or consolidation); provided, however, that the term Debt shall not include any such indebtedness that has been the subject of an “in substance” defeasance in accordance with GAAP.

      “Defaulted Interest” has the meaning specified in Section 307.

      “Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

      “DTC” has the meaning specified in Section 304(b).

      “EOP Charter” means the Articles of Amendment and Restatement of Equity Office, dated as of July 7, 1997, as thereafter amended.

      “Euroclear” means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

      “Event of Default” has the meaning specified in Article Five.

      “Exchange Act” means the Securities Exchange Act of 1934 and any successor statute thereto, in each case as amended from time to time, and the rules and regulations of the Commission thereunder.

      “Exchange Agent” has the meaning specified in Section 1809.

      “Exchange Date” has the meaning specified in Section 304(b).

      “Exchange Price” means the initial exchange price specified pursuant to Section 301, as amended pursuant to adjustments thereto specified in Article Eighteen.

      “Foreign Currency” means any currency, currency unit or composite currency, including, without limitation, the Euro, issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

      “GAAP” means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis; provided that solely for purposes of any calculation required by the financial covenants contained herein, “GAAP” shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

      “General Partner” means Equity Office Properties Trust, a Maryland real estate investment trust, as managing general partner of the Issuer.

      “global Security” means a Security issued in definitive, fully registered (without Coupons) and book-entry or global form.

      “Government Obligations” means securities which are (i) direct obligations of the United States or the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States or such government which issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States or such other government, which, in either case, are not callable or redeemable at the option of the Issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depositary receipt.

      “Guarantee” means the unconditional guarantee of the payment of the principal of, or any premium or interest on, or any Additional Amounts with respect to, the Guaranteed Securities by the Guarantor, as more fully set forth in Article Seventeen.

      “Guaranteed Securities” means a series of Securities made subject to a Guarantee (as set forth in Article Seventeen) pursuant to Section 301.

      “Guarantor” or “Equity Office” means the Person named as such in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Guarantor” or “Equity Office” shall mean such successor Person.

      “Guarantor’s Board Resolution” means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Guarantor’s Board of Trustees and to be in full force and effect on the date of such certification, delivered to the Trustee.

      “Guarantor’s Officers’ Certificate” means a certificate signed by the Chairman, the President or a Vice President (whether or not designated by a number or a word or words added before or after the title “vice president”), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, and delivered to the Trustee.

      “Guarantor Request” and “Guarantor Order” mean, respectively, a written request or order signed in the name of the Guarantor by the Chairman, the President or a Vice President (whether or not designated by a number or a word or words added before or after the title “vice president”), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, and delivered to the Trustee.

      “Holder” means, in the case of any Registered Security, the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

      “Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of a particular series of Securities established as contemplated by Section 301.

      “Indexed Security” means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

      “Interest” when used with respect to (i) an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity, (ii) a Security which provides for the payment of Additional Amounts pursuant to Section 1012, shall include such Additional Amounts and (iii) a Security which provides for the payment of liquidated damages in the event of certain circumstances, shall include such liquidated damages.

      “Interest Payment Date” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      “Issuer” means the Person named as the “Issuer” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Issuer” shall mean such successor Person.

      “Issuer Request” and “Issuer Order” mean, respectively, a written request or order signed in the name of the Issuer by the General Partner by its Chairman of the Board of Trustees, its President or a Vice President (whether or not designated by a number or a word or words added before or after the title “vice president”), and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, of the General Partner, and delivered to the Trustee.

      “Judgment Currency” has the meaning specified in Section 115.

      “Legal Holiday” means a day that is not a Business Day.

      “Maturity” when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase, notice of option to elect repayment or otherwise, and includes the Redemption Date.

      “Offering Memorandum” means the final offering document relating to the offering and sale of the Securities of the particular series.

      “Officers’ Certificate” means a certificate signed by the Chairman of the Board of Trustees, the President or a Vice President (whether or not designated by a number or a word or words added before or after the title “vice president”) of the General Partner and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the General Partner, and delivered to the Trustee.

      “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Issuer or the Guarantor, as the case may be, or other counsel or who may be an employee of or other counsel for the Issuer or the General Partner and who shall be reasonably satisfactory to the Trustee.

      “Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

      “Outstanding” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)	Securities theretofore canceled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

(ii)	Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer or the Guarantor) in trust or set aside and segregated in trust by the Issuer (if the Issuer or the Guarantor shall act as its own, or authorize the Guarantor to act as, Paying Agent) for the Holders of such Securities and any coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; or

(iii)	Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination or calculation, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such Security is originally issued by the Issuer, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iv) Securities owned by the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such determination or calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor.

      “Paying Agent” means any Person authorized by the Issuer to pay the principal of (and premium and Additional Amounts, if any) or interest on any Securities or coupons on behalf of the Issuer.

      “Person” means any individual, corporation, partnership, limited liability company, joint venture, joint-stock company, trust, unincorporated organization, real estate investment trust or government or any agency or political subdivision thereof.

      “Place of Payment” when used with respect to any Security, means the place or places where the principal of (and premium and Additional Amounts, if any) and interest on such Securities are payable as specified as contemplated by Sections 301 and 1002.

      “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains.

      “Recourse Indebtedness” means Debt, other than Secured Debt as to which Secured Debt the liability of the obligor thereon is limited to its interest in the collateral securing such Secured Debt, provided that no such Secured Debt shall constitute Recourse Indebtedness by reason of provisions therein for imposition of full recourse liability on the obligor for certain wrongful acts, environmental liabilities, or other customary exclusions from the scope of so-called “non-recourse” provisions.

      “Redemption Date” when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

      “Redemption Price” when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture or such Security.

      “Registered Security” shall mean any Security which is registered in the Security Register.

      “Regular Record Date” for the interest payable on any Interest Payment Date on any Registered Security of or within any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

      “Repayment Date” means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

      “Repayment Price” means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

      “Responsible Officer” when used with respect to the Trustee, means any officer in its corporate trust department (or similar group) having direct responsibility for the administration of the trusts hereunder and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject.

      “Restricted Certificated Securities Legend” means the legend labeled as such on Exhibit F hereto.

      “Restricted Common Stock Legend” means the legend labeled as such in Exhibit D hereto.

      “Restricted Global Securities Legend” means the legend labeled as such in Exhibit G hereto.

      “Restricted Securities Legend” means the Restricted Certificated Securities Legend or the Restricted Global Securities Legend, or both, as the context requires.

      “Secured Debt” means, without duplication, Debt that is secured by a mortgage, trust deed, deed of trust, deed to secure Debt, security agreement, pledge, conditional sale or other title retention agreement, capitalized lease, or other like agreement granting or conveying security title to or a security interest in real property or other tangible assets. Secured Debt shall be deemed to be incurred (i) on the date the Issuer or any Subsidiary creates, assumes, guarantees or otherwise becomes liable in respect thereof if it is secured in the manner described in the preceding sentence on such date or (ii) on the date the Issuer or any Subsidiary first secures such Debt in the manner described in the preceding sentence if such Debt was not so secured on the date it was incurred.

      “Securities Act” means Securities Act of 1933, and any successor statute thereto, in each case as amended from time to time, and the rules and regulations of the Commission thereunder.

      “Security” has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided; however, that, if at any time there is more than one Person acting as Trustee under this Indenture, “Securities” with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

      “Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

      “Significant Subsidiary” means any Subsidiary which is a “significant subsidiary” (as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act) of the Issuer.

      “Special Paying Agent” shall have the meaning specified in Section 301(10).

      “Special Record Date” for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 307.

      “Stated Maturity” when used with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest, or such Additional Amounts are due and payable.

      “Subsidiary” means, as to any Person, (i) a corporation, partnership, limited liability company, trust, real estate investment trust or other entity a majority of the voting power of the voting equity securities of which are owned, directly or indirectly, by such Person or by one or more Subsidiaries of such Person; (ii) a partnership, limited liability company, trust, real estate investment trust or other entity not treated as a corporation for federal income tax purposes the majority of the value of the equity interests of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person; and (iii) one or more corporations which, either individually or in the aggregate, would be Significant Subsidiaries (as defined herein, except that the investment, asset and equity thresholds for purposes of this definition shall be 5%), the majority of the value of the equity interests of which are owned, directly or indirectly, by such Person or by one or more Subsidiaries of such Person.

      “Total Assets” as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP (but excluding intangibles and accounts receivable).

      “Total Unencumbered Assets” as of any date means the sum of (i) the Undepreciated Real Estate Assets not securing any portion of Secured Debt and (ii) all other assets of the Issuer and its Subsidiaries on a consolidated basis not securing any portion of Secured Debt determined in accordance with GAAP (but excluding intangibles and accounts receivable).

      “Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

      “Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean only the Person which has agreed in writing to act as Trustee hereunder with respect to Securities of that series, and its successors hereunder.

      “Undepreciated Real Estate Assets” as of any date means the cost (original cost plus capital improvements) of real estate assets of the Issuer and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

      “United States” means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

      “United States Person” means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

      “Unsecured Debt” means Debt of the Issuer or any Subsidiary that is not Secured Debt.

      “Yield to Maturity” means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

      SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS. Except as otherwise expressly provided in this Indenture, upon any application or request by the Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers’ Certificate or a Guarantor’s Officers’ Certificate, as the case may be, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates delivered pursuant to Section 1011) shall include:

(1)	a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

(2)	a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)	a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

(4)	a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

      SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations of or by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or the Guarantor, as the case may be, stating that the information as to such factual matters is in the possession of the Issuer or the Guarantor, as the case may be, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 104. ACTS OF HOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Issuer and Equity Office. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the TIA) conclusive in favor of the Trustee and the Issuer and Equity Office and any agent of the Trustee or the Issuer and Equity Office, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

      (c) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

      (d) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same may be proved by the production of such Bearer Securities or by a certificate executed, as, depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Issuer and Equity Office, wherever situated, if such certificate shall be deemed by the Issuer, Equity Office and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, Equity Office and the Issuer may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument in writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Trustee deems sufficient.

      (e) If the Issuer or Equity Office shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer or Equity Office, as the case may be, may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuer shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date, provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

      (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent, Equity Office or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

      SECTION 105. NOTICES, ETC., TO TRUSTEE, ISSUER AND EQUITY OFFICE. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

(A)	the Trustee by a Holder, Equity Office or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

(B)	the Issuer or Equity Office by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Issuer or Equity Office, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Issuer.

      SECTION 106. NOTICE TO HOLDERS; WAIVER. Unless otherwise provided in the Board Resolution authorizing a particular series of Securities in accordance with Section 301, where this Indenture provides for notice of any event to Holders of Registered Securities by the Issuer, Equity Office or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

      If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

      Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given if published in an Authorized Newspaper in New York City and in such other city or cities as may be specified in such Securities on a Business Day, such publication to be not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

      If by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to any particular Holder of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

      Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that, if the Issuer or Equity Office, as the case may be, so elects, any published notice may be in an official language of the country of publication.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      SECTION 107. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 108. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Issuer or Equity Office shall bind its successors and assigns, whether so expressed or not.

      SECTION 109. SEVERABILITY CLAUSE. In case any provision in this Indenture or in any Security or coupon shall be deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 110. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 111. GOVERNING LAW. This Indenture and the Securities and coupons shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 112. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security, or the last date on which a Holder has the right to exchange Securities of a series that are exchangeable, shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security or coupon other than a provision in any Security or coupon that specifically states that such provision shall apply in lieu hereof), payment of interest or any Additional Amounts or principal (and premium, if any) need not be made at such Place of Payment on such date and such Securities need not be exchanged on such date, but such payment may be made and such Securities may be exchanged on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity or on such last day for exchange, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity or last day for exchange, as the case may be.

      SECTION 113. QUALIFICATION UNDER TRUST INDENTURE ACT. In the event this Indenture is or becomes qualified under the provisions of the TIA, the provisions hereof shall be subject to the TIA, all provisions which the TIA provides as automatically deemed to be included in an indenture to be qualified thereunder shall be included herein, and, in the event of any conflict between the provisions hereof and the provisions of the TIA, the provisions of the TIA shall control.

      SECTION 114. COUNTERPARTS. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 115. JUDGMENT CURRENCY. The Issuer and, if the Securities are Guaranteed Securities, the Guarantor, jointly and severally, agree to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and (b) their obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable, and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, “New York Banking Day” means any day except a Legal Holiday in The City of New York.

      SECTION 116. NONRECOURSE. Unless otherwise provided in the Board Resolution authorizing a particular series of Securities in accordance with Section 301, no recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or coupon appertaining thereto, or because of any Debt evidenced thereby, or for any claim based thereon or otherwise in respect thereof, shall be had (i) against any partner other than the Guarantor in respect of Guaranteed Securities, or any Person which owns an interest, directly or indirectly, in any partner, in the Issuer, or (ii) against any promoter, as such, or against any past, present or future shareholder, officer, trustee or partner, as such, of the Issuer or Equity Office or of any successor, either directly or through the Issuer or Equity Office or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities. Unless otherwise provided in the Board Resolution authorizing a particular series of Securities in accordance with Section 301, subject to Article Seventeen in respect of Guaranteed Securities, the Holders of the Securities hereunder acknowledge by the acceptance of the Securities that their sole remedies under this Indenture for any Default by the Issuer in the payment of the principal of, or any premium, if any, interest or any amounts due, or claimed to be due, on any Security, or otherwise, are limited to claims against the property of the Issuer as provided in Section 503 hereof.

ARTICLE TWO

SECURITIES FORMS

      SECTION 201. FORMS OF SECURITIES. The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in substantially the forms as shall be established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Board Resolution in accordance with Section 301, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

      Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest coupons attached.

      The Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

      SECTION 202. FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION. Subject to Section 611, the Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

[TRUSTEE] as Trustee

By:________________________________________
Authorized Signatory

      SECTION 203. SECURITIES ISSUABLE IN GLOBAL FORM. If Securities of or within a series are issuable in book-entry or global form, as specified as contemplated by Section 301, then, notwithstanding clause (9) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it or any number of such Securities shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. If an Issuer Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Issuer with respect to endorsement or delivery or redelivery of a global Security shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

      The provisions of the last sentence of Section 303 shall apply to any Security represented by a global Security if such Security was never issued and sold by the Issuer and the Issuer delivers to the Trustee the global Security together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

      Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of, and any premium and interest on, and any Additional Amounts in respect of, any temporary or permanent global Security shall be made to the Person or Persons specified therein.

      Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Issuer, the Trustee and any agent of the Issuer and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a global Security (a) in the case of a global Security in registered form, the Holder of such global Security in registered form, or (b) in the case of a global Security in bearer form, the Person or Persons specified pursuant to Section 301.

ARTICLE THREE

THE SECURITIES

      SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions and Guarantor’s Board Resolutions or pursuant to authority granted by one or more Board Resolutions and Guarantor’s Board Resolutions and, subject to Section 303, set forth, or determined in the manner provided, in an Officers’ Certificate and Guarantor’s Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (16) below), if so provided, may be determined from time to time by the Issuer with respect to unissued Securities of the series when issued from time to time):

(1)	the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

(2)	any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906, 1107 or 1305);

(3)	the percentage of the principal amount at which the Securities of the series will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of maturity thereof;

(4)	the date or dates, or the method for determining such date or dates, on which the principal of the Securities of the series shall be payable;

(5)	the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

(6)	the place or places, if any, other than the Corporate Trust Office of the Trustee, where (i) the principal of (and premium, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, the Securities of the series shall be payable, (ii) any Registered Securities of the series may be surrendered for registration of transfer or exchange or for exchange into Common Stock and (iii) notices or demands to or upon the Issuer in respect of the Securities of the series and this Indenture may be served;

(7)	the period or periods within which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which the Securities of the series may be redeemed, as a whole or in part, at the option of the Issuer, if the Issuer is to have such an option;

(8)	the obligation, if any, of the Issuer to redeem, repay or purchase the Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which the Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

(9)	if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of the series shall be issuable and, if other than denominations of $5,000 and any integral multiple thereof, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

(10)	if other than the Trustee, the identity of each Security Registrar and/or Paying Agent and/or offshore Paying Agent (a “Special Paying Agent”) required to act as paying agent and/or exchange agent for the Securities of the series outside of the United States;

(11)	if other than the principal amount thereof, the portion of the principal amount of the Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

(12)	if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium, if any) or interest or Additional Amounts, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated;

(13)	whether the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

(14)	whether the principal of (and premium, if any) or interest or Additional Amounts, if any, on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

(15)	provisions, if any, granting special rights to the Holders of the Securities of the series upon the occurrence of such events as may be specified;

(16)	any deletions from, modifications of or additions to the Events of Default or covenants of the Issuer with respect to the Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

(17)	whether the Securities of the series will be in certificated or book-entry form and, if certificated, whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Registered Securities of the series are to be issuable as a global Security, the identity of the depositary for such series;

(18)	the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

(19)	the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

(20)	if the Securities of the Series are to be Guaranteed Securities;

(21)	if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

(22)	whether and under what circumstances the Issuer will pay Additional Amounts on the Securities of the series to any Holder who is not a United States Person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

(23)	with respect to any Securities that provide for optional redemption or prepayment upon the occurrence of certain events (such as a change of control of the Issuer), (i) the possible effects of such provisions on the market price of the Issuer’s or the General Partner’s securities or in deterring certain mergers, tender offers or other takeover attempts, and the intention of the Issuer to comply with the requirements of Rule 14e-1 under the Exchange Act and any other applicable securities laws in connection with such provisions; (ii) whether the occurrence of the specified events may give rise to cross-defaults on other indebtedness such that payment on such Securities may be effectively subordinated; and (iii) the existence of any limitations on the Issuer’s financial or legal ability to repurchase such Securities upon the occurrence of such an event (including, if true, the lack of assurance that such a repurchase can be effected) and the impact, if any, under the Indenture of such a failure, including whether and under what circumstances such a failure may constitute an Event of Default;

(24)	with respect to any Securities that may be issued in a private offering, if other than as specified herein, the restrictions on transfer and legends relating to such Securities of the series and whether Securities of the series are entitled to registration or exchange rights;

(25)	if other than the Trustee named in the first paragraph of this Indenture, the identity of the Person to act as Trustee for the Securities of the series; provided that any such Person shall in writing agree to act as Trustee with respect to such series of Securities subject to the provisions hereof and of any other agreement affecting said series;

(26)	whether the Securities of the series are exchangeable at the option of the Holders thereof into Common Stock of Equity Office and, if so, the initial exchange price therefor, the period or periods within which such Securities may be exchanged and any other provisions in addition to or in lieu of the provisions set forth in Article Eighteen; and

(27)	any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one series and the coupons, if any, appertaining to any Bearer Securities of the series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution establishing the series (subject to Section 303 and the second paragraph of this Section 301) and set forth in an Officers’ Certificate or in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

      If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions or Guarantor’s Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the General Partner or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate and the Guarantor’s Officers’ Certificate setting forth the terms of the Securities of such series.

      SECTION 302. CURRENCY; DENOMINATIONS. Unless otherwise provided as contemplated by Section 301, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided as contemplated by Section 301, Registered Securities denominated in Dollars (other than Registered Securities issued in global form, which may be of any denomination) shall be issuable in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars (other than Bearer Securities issued in global form, which may be of any denomination) shall be issuable in denominations of $5,000 and any integral multiple thereof. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

      SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities and any coupons appertaining thereto shall be executed on behalf of the Issuer by the General Partner by its Chairman of the Board, its President or one of its Vice Presidents (whether or not designated by a number or word or words added before or after the title “vice president”) and attested by its Secretary or one of its Assistant Secretaries and on behalf of Equity Office by its Chairman of the Board, its President or one of its Vice Presidents (whether or not so designated by a number or word or words added before or after the title “vice president”). The signature of any of these officers on the Securities and coupons may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

      Securities or coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the General Partner or Equity Office, as the case may be, Partner shall bind the Issuer or Equity Office, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

      At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver the Securities of any series, together with any coupon appertaining thereto, executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided further that, unless otherwise specified with respect to any series of Securities pursuant to Section 301, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate to Euroclear or Clearstream Luxembourg, as the case may be, in the form set forth in Exhibit A-1 to this Indenture or such other certificate as may be specified with respect to any series of Securities pursuant to Section 301, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner’s interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner’s interest in such permanent global Security. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled.

      If all the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Issuer Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such

Securities, the Trustee shall be entitled to receive, and (subject to TIA Section 315(a) through 315(d)) shall be fully protected in relying upon:

(a) an Opinion of Counsel stating that:

(1) the terms and the form or forms of such Securities and any coupons have been established in conformity with the provisions of this Indenture; and

(2) such Securities, together with any coupons appertaining thereto, when completed by appropriate insertions and executed and delivered by the Issuer to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights generally and to general equitable principles and will entitle the Holders thereof to the benefits of this Indenture, including the Guarantee if such Securities are Guaranteed Securities; and

(b) an Officers’ Certificate and a Guarantor’s Officers’ Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of the Securities have been complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to any of the Securities shall have occurred and be continuing.

      If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Notwithstanding the provisions of Section 301 and of the second preceding paragraph, if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers’ Certificate or a Guarantor’s Officers’ Certificate otherwise required pursuant to Section 301 or an Issuer Order, or an Opinion of Counsel or an Officers’ Certificate or a Guarantor’s Officers’ Certificate otherwise required pursuant to the second preceding paragraph at the time of issuance of each Security of such series, but such order, opinion and certificates, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

      Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

      No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or Security to which such coupon appertains a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

      SECTION 304. TEMPORARY SECURITIES. (a) Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

      Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 304(b) or as otherwise provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any nonmatured coupons appertaining thereto), the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security, and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in this Indenture. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

      (b) Unless otherwise provided in or pursuant to a Board Resolution, this Section 304(b) shall govern the exchange of temporary Securities issued in global form other than through the facilities of The Depository Trust Company (“DTC”). If any such temporary Security is issued in global form, then such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the “Common Depositary”), for the benefit of Euroclear and Clearstream Luxembourg, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

      Without unnecessary delay, but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the “Exchange Date”), the Issuer shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Issuer. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Issuer’s agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream Luxembourg as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture or in such other form as may be established pursuant to Section 301; and provided further that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303.

      Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or Clearstream Luxembourg, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Clearstream Luxembourg, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and Clearstream Luxembourg, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or Clearstream Luxembourg. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

      Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and Clearstream Luxembourg on such Interest Payment Date upon delivery by Euroclear and Clearstream Luxembourg to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other forms as may be established pursuant to Section 301), for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream Luxembourg, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth as Exhibit A-1 to this Indenture (or in such other forms as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 304(b) and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and Clearstream Luxembourg and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Issuer.

      (c) Unless otherwise provided in or pursuant to a Board Resolution, this Section 304(c) shall govern the exchange of temporary Securities issued in global form through the facilities of DTC. If any such temporary Security is issued in global form, then such temporary global security shall, unless otherwise provided therein, be delivered to DTC for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

      Without unnecessary delay, but in any event not later than the Exchange Date, the Issuer shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Issuer. On or after the Exchange Date, such temporary global Security shall be surrendered by DTC to the Trustee, as the Issuer’s agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in registered form or permanent global registered form, or any combination thereof, as specified as contemplated by

Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof.

      Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs DTC to request such exchange on his behalf. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person.

      Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities for such series occurring prior to the applicable Exchange Date shall be payable to DTC on such Interest Payment Date, for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date.

      SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Issuer in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Issuer in a Place of Payment being herein sometimes referred to collectively as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer or the Guarantor shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby appointed “Security Registrar” for the purpose of registering Registered Securities and transfers of Registered Securities on such Security Register as herein provided. The Issuer shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Issuer and shall have accepted such appointment by the Issuer. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

      Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Issuer in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions. Whenever any such Registered Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

      Unless otherwise specified with respect to any series of Securities as contemplated by Section 301, Bearer Securities may not be issued in exchange for Registered Securities. If (but only if) permitted by the applicable Board Resolution and (subject to Section 303) set forth in the applicable Officers’ Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 301, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Issuer and the Guarantor (if such Bearer Securities are Guaranteed Securities) in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Issuer and the Guarantor (if such Bearer Securities are Guaranteed Securities) and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      If provided as contemplated by Section 301, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the depositary for any permanent global Security is DTC, then unless the terms of such global Security expressly permit such global Security to be exchanged in whole or in part for Certificated Securities, a global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such global Security or to a nominee of such successor to DTC. If at any time DTC notifies the Issuer that it is unwilling or unable to continue as depositary for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, the Issuer shall appoint a successor depositary with respect to such global Security or Securities. If (x) a successor depositary for such global Security or Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such global Security or Securities advise DTC to cease acting as depositary for such global Security or Securities or (z) the Issuer, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) of any series issued or issuable in the form of one or more global Securities shall no longer be represented by such global Security or Securities, then the Issuer shall execute, and the Trustee shall authenticate and deliver Certificated Securities of like series, rank, tenor and terms in an aggregate principal amount equal to the principal amount of such global Security or Securities. If any beneficial owner of an interest in a permanent global Security is otherwise entitled to exchange such interest for Securities of such series and of like series, rank, tenor and terms in a principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest day on which such interest may be so exchanged, the Issuer shall execute, and the Trustee shall authenticate and deliver Certificated Securities in aggregate principal amount equal to the principal amount of such beneficial owner’s interest in such permanent global Security. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered for exchange by DTC or such other depositary as shall be specified in the Issuer Order with respect thereto to the Trustee, as the Issuer’s agent for such purpose, provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided further that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and the opening of business at such office or agency on the related pr oposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer and the Guarantor (if such Securities are Guaranteed Securities or if such Securities are exchangeable into Common Stock of Equity Office), respectively, and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

      Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906, 1107 or 1305 not involving any transfer.

      Except as otherwise provided in or pursuant to this Indenture, the Issuer or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 and ending at the close of business on (A) if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if such Securities are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption, or (iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

      SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee or the Issuer, together with, in proper cases, such security or indemnity as may be required by the Issuer or the Trustee to save each of them or any agent of either of them harmless, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like series, rank, tenor, terms and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

      If there shall be delivered to the Issuer, the Guarantor (if the Security is a Guaranteed Security) and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer, the Guarantor (if the Security is a Guaranteed Security) or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

      Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains, pay such Security or coupon, provided, however, that payment of principal of (and premium, if any), and interest on and any Additional Amounts with respect to, Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest in Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

      Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Issuer and Equity Office (if such Security is a Guaranteed Security or if such Security is exchangeable into Common Stock of Equity Office), whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued thereunder.

      The provisions of this Section, as amended or supplemented, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

      SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS RESERVED. Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on and Additional Amounts with respect to any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Issuer maintained for such purpose pursuant to Section 1002. If so specified pursuant to Section 301, each installment of interest on any Registered Security may at the Issuer’s option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located inside the United States; otherwise, such installments shall be paid in immediately available funds.

      Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States.

      Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or Clearstream Luxembourg, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the Common Depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

      In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

      Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer or the Guarantor (if the Registered Security is a Guaranteed Security), at its election in each case, as provided in clause (A) or (B) below:

(A)	The Issuer or the Guarantor (if the Registered Security is a Guaranteed Security) may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer or the Guarantor (if the Registered

Security is a Guaranteed Security) shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Issuer or the Guarantor (if the Registered Security is a Guaranteed Security), as the case may be, shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer or the Guarantor, as the case may be, of such Special Record Date and, in the name and at the expense of the Issuer or the Guarantor, as the case may be, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Issuer or the Guarantor, as the case may be, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (B). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

(B)	The Issuer or the Guarantor (if the Registered Security is a Guaranteed Security) may make payment of any Defaulted Interest on the Registered

Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer or the Guarantor, as the case may be, to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      SECTION 308. PERSONS DEEMED OWNERS. Prior to due presentment of a Registered Security for registration of transfer, the Issuer, Equity Office, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and none of the Issuer, Equity Office or the Trustee nor any agent of the Issuer, Equity Office or the Trustee shall be affected by notice to the contrary.

      Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Issuer, Equity Office, the Trustee and any agent of the Issuer, Equity Office or the Trustee may treat the Holder of any Bearer Security and the Holder of any coupon as the absolute owner of such Security or coupon for the purpose of receiving any payment with respect to payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or coupon be overdue, and none of the Issuer, Equity Office or the Trustee nor any agent of the Issuer, Equity Office or the Trustee shall be affected by notice to the contrary.

      No Holder of any beneficial interest in any global Security held on its behalf by a depositary shall have any rights under this Indenture with respect to such global Security, and such depositary may be treated by the Issuer, Equity Office, the Trustee and any agent of the Issuer, the Guarantor (if the global Security is a Guaranteed Security) or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Issuer, Equity Office, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Issuer, Equity Office, the Trustee, or any agent of the Issuer, Equity Office, or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security. Accordingly, the Holder of a global Security may grant proxies and otherwise authorize any person to take any action which a Holder is entitled to take under this Indenture or the Securities.

      SECTION 309. CANCELLATION. All Securities and coupons surrendered for payment, exchange to Common Stock, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and coupons and Securities and coupons surrendered directly to the Trustee for any such purpose shall be promptly canceled by it; provided, however, where the Place of Payment is located outside of the United States, the Paying Agent at such Place of Payment may cancel the Securities surrendered to it for such purposes prior to delivering the Securities to the Trustee. The Issuer or the Guarantor (if the Security is a Guaranteed Security) may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Guarantor (if the Security is a Guaranteed Security) may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Issuer shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. Canceled Securities and coupons held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Issuer, unless by an Issuer Order the Issuer directs their return to it.

      SECTION 310. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      SECTION 311. TRANSFER AND EXCHANGE. Where Securities are presented to the Trustee with a request to register a transfer or to exchange them for an equal principal amount of Securities of other denominations, such Trustee shall register the transfer or make the exchange if the requirements set forth in this Indenture and as otherwise may be reasonably required by the Registrar with respect to such transactions are met. To permit registrations of transfers and exchanges, the Issuer shall issue and the Trustee shall authenticate Securities at the Registrar’s request.

      (a) Notwithstanding any provision to the contrary herein, so long as a global Security remains outstanding and is held by or on behalf of DTC, transfers of a global Security, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with Sections 201 and 305 and this Section 311(a); provided, however, that beneficial interests in a global Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the global Security in accordance with the transfer restrictions set forth under the heading “Notice to Investors” in the Offering Memorandum and, if applicable, in the Restricted Global Securities Legend.

      Securities offered and sold (i) in reliance on Regulation S under the Securities Act or (ii) to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A under the Securities Act shall be issued in the form of one or more permanent global Securities in definitive, fully registered form (without Coupons) with the Restricted Global Securities Legend. Any global Security shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Boston office, as custodian for DTC, and registered in the name of DTC or a nominee of DTC for the accounts of the participants in DTC (and, in the case of Securities held in accordance with Regulation S under the Securities Act, registered with DTC for the accounts of designated agents holding on behalf of Euroclear or Clearstream Luxembourg), duly executed by the Issuer and authenticated by the Trustee. The aggregate principal amount of a global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and DTC or its nominee as hereinafter provided. Purchasers of Securities who are not qualified institutional buyers within the meaning of Rule 144A under the Securities Act and did not purchase Securities sold in reliance on Regulation S under the Securities Act will receive Certificated Securities in definitive form bearing the Restricted Definitive Securities Legend. Definitive Securities will bear the Restricted Definitive Securities Legend unless removed in accordance with clause (b) of this Section 311.

(i) Global Security to Certificated Security. If an owner of a beneficial interest in a global Security deposited with DTC or with the Trustee as custodian for DTC wishes at any time to transfer its interest in such global Security to a Person who is required to take delivery thereof in the form of a Certificated Security, such owner may, subject to the rules and procedures of Euroclear or Clearstream Luxembourg, if applicable, and DTC, cause the exchange of such interest for one or more Certificated Securities of any authorized denomination or denominations and of the same aggregate principal amount and of like series, rank, tenor and terms. Upon receipt by the Registrar of (1) instructions from Euroclear or Clearstream Luxembourg, if applicable, and DTC directing the Trustee to authenticate and deliver one or more Certificated Securities of the same aggregate principal amount and of like series, rank, tenor and terms as the beneficial interest in the global Security to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Certificated Securities to be so issued and appropriate delivery instructions, (2) a certificate substantially in the form of Exhibit B attached hereto given by the owner of such beneficial interest, (3) a certificate substantially in the form of Exhibit C attached hereto given by the person acquiring the Certificated Securities for which such interest is being exchanged, and (4) such other certifications or other information and, in the case of transfers pursuant to Rule 144 under the Securities Act, legal opinions as the Issuer may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then Euroclear or Clearstream Luxembourg, if applicable, or the Registrar, as the case may be, will instruct DTC to reduce or cause to be reduced such global Security by the aggregate principal amount of the beneficial interest therein to be exchanged and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the global Security that is being transferred, and concurrently with such reduction and debit the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more Certificated

Securities of the same aggregate principal amount and of like series, rank, tenor and terms in accordance with the instructions referred to above.

(ii) Certificated Security to Certificated Security. If a Holder of a Certificated Security wishes at any time to transfer such Certificated Security (or portion thereof) to a person who is required to take delivery thereof in the form of a Certificated Security, such Holder may, subject to the restrictions on transfer set forth herein and in such Certificated Security, cause the transfer of such Certificated Security (or any portion thereof in a principal amount equal to an authorized denomination) to such transferee. Upon receipt by the Registrar of (1) such Certificated Security, duly endorsed as provided herein, (2) instructions from such Holder directing the Trustee to authenticate and deliver one or more Definitive Securities of the same aggregate principal amount and of like series, rank, tenor and terms as the Certificated Security (or portion thereof) to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Definitive Securities to be so issued and appropriate delivery instructions, (3) a certificate from the Holder of the Certificated Security to be transferred in substantially the form of Exhibit B attached hereto, (4) a certificate substantially in the form of Exhibit C attached hereto given by the person acquiring the Certificated Securities (or portion thereof), and (5) such other certifications or other information and, in the case of transfers pursuant to Rule 144 under the Securities Act, legal opinions as the Issuer may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Registrar, shall cancel or cause to be canceled such Certificated Security and concurrently therewith, the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more Certificated Securities in the appropriate aggregate principal amount, and like series, rank, tenor and terms, in accordance with the instructions referred to above and, if only a portion of a Certificated Security is transferred as aforesaid, concurrently therewith Issuer shall execute and the Trustee shall execute and deliver to the transferor a Certificated Security in a principal amount and of like, series, rank, tenor and terms equal to the principal amount which has not been transferred. A Holder of a Certificated Security may at any time exchange such Certificated Security for one or more Certificated Securities of other authorized denominations and in the same aggregate principal amount and of like series, rank, tenor and terms and registered in the same name by delivering such Definitive Security, duly endorsed as provided herein, to the Registrar together with instructions directing the Trustee to authenticate and deliver one or more Certificated Securities in the same aggregate principal amount and of like series, rank, tenor and terms and registered in the same name as the Certificated Security to be exchanged, and the Registrar thereupon shall cancel or caused to be canceled such Certificated Security and concurrently therewith the Issuer shall execute and Trustee shall authenticate and deliver, one or more Certificated Securities in the same aggregate principal amount and of like series, rank, tenor and terms and registered in the same name as the Certificated Security being exchanged.

(iii) Certificated Security to Global Security. If a Holder of a Certificated Security wishes at any time to transfer such Certificated Security (or portion thereof) to a person who is not required to take delivery thereof in the form of a

Certificated Security, such Holder shall, subject to the restrictions on transfer set forth herein and in such Certificated Security and the rules of DTC and Euroclear and Clearstream Luxembourg, as applicable, cause the exchange of such Certificated Security for a beneficial interest in the Global Security. Upon receipt by the Registrar of (1) such Certificated Security, duly endorsed as provided herein, (2) instructions from such Holder directing the Trustee to increase the aggregate principal amount of the global Security deposited with DTC or with the Trustee as custodian for DTC by the same aggregate principal amount as the Certificated Security to be exchanged, such instructions to contain the name or names of a member of, or participant in, the depositary that is designated as the transferee, the account of such member or participant and other appropriate delivery instructions, (3) the assignment form on the back of the Certificated Security completed in full (certifying in effect that such transfer complies with Rule 144A or Regulation S under the Securities Act or is otherwise being made to a person who is not required to take delivery of such Security in the form of a Certificated Security) and (4) such other certifications or other information and, in the case of transfers pursuant to Rule 144 under the Securities Act, legal opinions as the Issuer may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Registrar shall cancel or cause to be canceled such Certificated Security and concurrently therewith shall increase the aggregate principal amount of the global Security by the same aggregate principal amount as the Certificated Security canceled.

(iv) Other Exchanges. In the event that a global Security is exchanged for Certificated Securities pursuant to Section 305, prior to the effectiveness of a shelf registration statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of clauses (ii) and (iii) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and such other procedures as may from time to time be reasonably adopted by the Issuer.

      (b) Except in connection with a shelf registration statement contemplated by and in accordance with the terms of any applicable registration rights agreement, if Securities are issued upon the registration of transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, or if a request is made to remove such a Definitive Securities Legend on Securities, the Securities so issued shall bear the Restricted Securities Legend, or a Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Issuer such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Issuer, that neither the Restricted Securities Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Securities are not “restricted” within the meaning of Rule 144 under the Securities Act. Upon provision to the Issuer of such satisfactory evidence, the Trustee, at the written direction of the Issuer, shall authenticate and deliver Securities that do not bear the Restricted Securities Legend. The Issuer shall not otherwise be entitled to require the delivery of a legal opinion in connection with any transfer or exchange of Securities.

      (c) Neither the Trustee nor any Paying Agent shall have any responsibility for any actions taken or not taken by DTC, Euroclear or Clearstream Luxembourg.

      (d) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among DTC’s participants or beneficial owners of interests in any global Security) other than to require delivery of such certificates and other documentation as is expressly required by, and to do so if and when expressly required by, the terms of this Indenture and to examine the same to determine compliance as to form with the express requirements hereof.

      (e) In the event that a minimum denomination is applicable to the Securities, a transfer by a Holder or beneficial owner of a Security shall be prohibited if the remaining principal amount of such Security is not at least equal to such minimum denomination.

      Each of the Issuer and Equity Office shall, during any period in the two years after the initial issuance of the Securities of any series (or any shorter period provided for in Rule 144(k) under the Securities Act or any successor provision thereto) in which it is not subject to Section 13 or 15(d) of the Exchange Act, make available, upon request, to any Holder of Securities or Common Stock issued in exchange therefor in connection with any sale thereof and any prospective purchaser of Securities or Common Stock from such holder the information specified in Rule 144A(d)(4) under the Securities Act.

      SECTION 312. APPLICABILITY OF REIT OWNERSHIP LIMIT.

      Any Person that Beneficially Owns (as defined in the EOP Charter) or Constructively Owns (as defined in the EOP Charter) Securities exchangeable into Common Stock shall be deemed to Beneficially Own or Constructively Own the Common Stock for which such Security may be exchanged, and the Ownership Limit (as defined in the EOP Charter) and all of the other provisions of Article Seven of the EOP Charter shall apply to any such Beneficial Owner of such Security.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

      SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE. Upon the direction of the Issuer by an Issuer Order and the Guarantor by a Guarantor Order (if the applicable Securities are Guaranteed Securities), this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Issuer Order and Guarantor Order (except as to any surviving rights of exchange, registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1012), and the Trustee, upon receipt of an Issuer Order and Guarantor Order, and at the expense of the Issuer and the Guarantor (if the applicable Securities are Guaranteed Securities), shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

      (a) either

(1)	all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such Trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(2)	all Securities of such series and, in the case of (A) or (B) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

(A)	have become due and payable or

(B)	will become due and payable at their Stated Maturity within one year, or

(C)	if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer and the Guarantor (if the applicable Securities are Guaranteed Securities), and the Issuer and the Guarantor (if the applicable Securities are Guaranteed Securities), in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be,

      (b) the Issuer and the Guarantor (if the applicable Securities are Guaranteed Securities) has paid or caused to be paid all other sums payable hereunder by the Issuer and the Guarantor; and

      (c) the Issuer has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel and the Guarantor has delivered to the Trustee a Guarantor’s Officers’ Certificate and an Opinion of Counsel (if the applicable Securities are Guaranteed Securities), each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee and any predecessor Trustee under Section 606, the obligations of the Issuer and the Guarantor under any applicable registration rights agreement relating to the Securities, the obligations of the Issuer to any Authenticating Agent under Section 611 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

      SECTION 402. APPLICATION OF TRUST FUNDS. Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations deposited with the Trustee pursuant to Section 401 or Article 14 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), and any interest and Additional Amounts for whose payment such money has or Government Obligations have been deposited with or received by the Trustee, but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

ARTICLE FIVE

REMEDIES

      SECTION 501. EVENTS OF DEFAULT. “Event of Default,” wherever used herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officers’ Certificate establishing the terms of such series pursuant to this Indenture:

(a) default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of that series or of any coupon appertaining thereto, when such interest or Additional Amounts or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

(b) default in the payment of the principal of (or premium, if any, on) any Security of that series when it becomes due and payable at its Maturity; or

(c) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series; or

(d) default by Equity Office to deliver the shares of Common Stock and cash, if applicable, as and when required to be delivered upon an exchange of any Security of that series in accordance with the terms thereof;

(e) default in the performance, or breach, of any covenant or warranty of the Issuer or Equity Office in this Indenture or the Securities (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer and Equity Office by the Trustee or to the Issuer, Equity Office and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(f) a default under any evidence of Recourse Indebtedness of the Issuer, or under any mortgage, indenture or other instrument of the Issuer (including a default with respect to Securities of any series other than that series) under which there may be issued or by which there may be secured any Recourse Indebtedness of the Issuer (or by any Subsidiary, the repayment of which the Issuer has guaranteed or for which the Issuer is directly responsible or liable as obligor or guarantor), whether such Recourse Debt now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $5,000,000 of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness in an aggregate principal amount exceeding $5,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series of a written notice specifying such default and requiring the Issuer to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” hereunder; or

(g) the Issuer or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

(1) commences a voluntary case;

(2) consents to the entry of an order for relief against it in an involuntary case;

(3) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

(4) makes a general assignment for the benefit of its creditors; or

(h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(1) is for relief against the Issuer or any Significant Subsidiary in an involuntary case,

(2) appoints a Custodian of the Issuer or any Significant Subsidiary or for all or substantially all of either of its property, or

(3) orders the liquidation of the Issuer or any Significant Subsidiary, and the order or decree remains unstayed and in effect for 90 days; or

(i) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of that series.

As used in this Section 501, the term “Bankruptcy Law” means title 11, U.S. Code or any similar Federal or state law for the relief of debtors and the term “Custodian” means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

      SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Issuer and the Guarantor (if the Securities are Guaranteed Securities) (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee, may rescind and annul such declaration and its consequences if:

(a)	the Issuer or the Guarantor (if the Securities are Guaranteed Securities) has paid or deposited with the Trustee a sum sufficient to pay in the currency or currency unit or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series):

(1)	all overdue installments of interest on and any Additional Amounts payable in respect of all Outstanding Securities of that series and any related coupons,

(2)	the principal of (and premium, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities,

(3)	to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue installments of interest and any Additional Amounts at the rate or rates borne by or provided for in such Securities, and

(4)	all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(b)	all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of (or premium, if any) or interest on, and any Additional Amounts with respect to Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

      SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Issuer and Equity Office covenant, in each case, that if:

(a)	default is made in the payment of any installment of interest or Additional Amounts, if any, on any Security of any series and any related coupon when such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

(b)	default is made in the payment of the principal of (or premium, if any, on) any Security of any series at its Maturity, or

(c)	a default is made by Equity Office to deliver Common Stock and cash, if applicable, as and when required to be delivered upon an exchange of any Security of any series in accordance with the terms thereof.

then the Issuer or Equity Office, as the case may be, will, upon demand of the Trustee, (i) pay to the Trustee, for the benefit of the Holders of such Securities of such series and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest and Additional Amounts, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest or Additional Amounts, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and (ii) cure the default referred to in clause (c) above.

      If the Issuer or Equity Office fails to satisfy the conditions specified in the preceding paragraph forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid or the delivery of the requisite Common Stock, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or Equity Office or any other obligor upon such Securities and any related coupons and collect the monies adjudged or decreed to be payable or the requisite securities upon an exchange in the manner provided by law out of the property of the Issuer or Equity Office, as the case may be, or any other obligor upon such Securities and any related coupons wherever situated.

      If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

      SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer, Equity Office or any other obligor upon the Securities or the property of the Issuer, Equity Office or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or Equity Office for the payment of overdue principal, premium, if any, or interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)	to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium, if any) and interest and Additional Amounts, if any, owing and unpaid in respect of the Securities and any related coupons, to file such other claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, including a claim for the Common Stock and cash, if applicable, due upon an exchange of Securities, and to take any other action with respect to such claims, including participating as a member of any official committee of creditors appointed in the matters as it deems necessary or advisable, and

(b)	to collect and receive any monies or other securities or property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of the Securities of such series and coupons to make such payments to the Trustee, and the Trustee is hereby constituted and appointed, irrevocably, the attorney-in-fact for each of the Holders of the Securities of such series to collect and receive such monies or other securities or property and to deduct therefrom any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee, under Section 606, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

      SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR COUPONS. All rights of action and claims under this Indenture or any of the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

      SECTION 506. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest and any Additional Amounts, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

SECOND: To the payment of the amounts then due and unpaid upon the Securities and coupons for principal (and premium, if any) and interest and any Additional Amounts payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and coupons for principal (and premium, if any), interest and Additional Amounts, respectively; and

THIRD: The balance, if any, to the Issuer.

      SECTION 507. LIMITATION ON SUITS. No Holder of any Security of any series or any related coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)	such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(b)	the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(c)	such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)	the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(e)	no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

      SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM, IF ANY, INTEREST AND ADDITIONAL AMOUNTS. Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Sections 305 and 307) interest on, and any Additional Amounts in respect of, such Security or payment of such coupon on the respective Stated Maturity or Maturities specified in such Security or coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment, on the Repayment Date) and to receive delivery of Common Stock and cash, if applicable, as and when required to be delivered upon an exchange of any Security in accordance with its terms and to institute suit for the enforcement of any such payment or delivery, as the case may be, and such rights shall not be impaired without the consent of such Holder.

      SECTION 509. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Issuer, Equity Office, the Trustee and the Holders of Securities and coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 510. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each Holder of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 511. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder of Securities or coupons, as the case may be.

      SECTION 512. CONTROL BY HOLDERS OF SECURITIES. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any related coupons, provided that

(a)	such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of any series,

(b)	the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

(c)	the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein, and

(d)	such Holders have offered the Trustee indemnity reasonably satisfactory to the Trustee against costs, expenses and liabilities to be incurred in compliance with such direction.

      SECTION 513. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except a default

(a)	in the payment of the principal of (or premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series or any related coupons,

(b)	in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected, or

(c)	in the delivery of Common Stock and cash, if applicable, required to be delivered upon an exchange of any Security of such series.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      SECTION 514. WAIVER OF USURY, STAY OR EXTENSION LAWS. Each of the Issuer and Equity Office covenants, in each case, that (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 515. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest or Additional Amounts, if any on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment, on or after the Repayment Date) or the delivery of Common Stock and cash, if applicable, as and when required to be delivered upon an exchange of any Security in accordance with its terms.

ARTICLE SIX

THE TRUSTEE

      SECTION 601. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series for which it is acting as Trustee, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on or any Additional Amounts with respect to any Security of such series, the payment of any sinking fund installment with respect to the Securities of such series or the delivery of Common Stock and cash, if applicable, as and when required to be delivered upon an exchange of any Security in accordance with its terms, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the best interests of the Holders of the Securities and coupons of such series; and provided further that in the case of any default or breach of the character specified in Section 501(e) with respect to the Securities and coupons of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

      SECTION 602. CERTAIN RIGHTS OF TRUSTEE.

(a)	after the occurrence of an Event of Default hereunder and for so long as such Event of Default is continuing, with respect to the series of Securities for which it is acting, the Trustee shall exercise such of the rights and powers vested in it by the Indenture and use of the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such Person’s own affairs;

(b)	nothing herein shall relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that the Trustee shall not be liable except for the performance of such duties as are specifically set forth herein;

(c)	if different Trustees have been appointed with respect to different series of Securities, no Trustee shall be responsible for the actions or omissions of any other Trustee nor have any liability to the Holders of any series of Securities for which it is not acting;

(d)	the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Trustee may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, in the absence of bad faith on the part of the Trustee; provided, however, that the Trustee shall examine such papers or documents furnished to it pursuant to this Indenture to determine whether or not such papers or documents conform to the requirements of the Indenture;

(e)	any request or direction of the Issuer or Guarantor mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order or Guarantor Request or Guarantor Order, as the case may be, in each case, other than delivery of any

Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein, and any resolution of the Board of Trustees may be sufficiently evidenced by a Board Resolution;

(f)	whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate or, if such matter pertains to the Guarantor, a Guarantor’s Officers’ Certificate;

(g)	the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(h)	the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(i)	the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer and the Guarantor, personally or by agent or attorney following reasonable notice to the Issuer and the Guarantor;

(j)	the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or counsel and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or counsel appointed with due care by it hereunder;

(k)	the Trustee shall not be charged with knowledge of any default or Event of Default described in Section 501(d), (e), (f), (g) or (h) hereof unless a Responsible Officer of the Trustee shall have actual knowledge of such Event of Default; and

(l)	in the event the Issuer shall appoint a Special Paying Agent in connection with a series of Securities, the Issuer and the Trustee shall enter into a special paying agent agreement (a “Special Paying Agent Agreement”) with such Person on terms as may be mutually agreed by the Issuer, the Trustee and such Special

Paying Agent. Notwithstanding any other provision contained herein, such Special Paying Agent so appointed shall be a third party beneficiary of this Agreement, and all of the benefits and protections of the Trustee provided for herein (including, but not limited to all of the provisions for the benefit of the Trustee contained in this Article Six) shall also apply to the Special Paying Agent, in addition to, and not as a substitute for, such other benefits and protections as may be provided for in the related Special Paying Agent Agreement.

      The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      Except during the continuance of an Event of Default, the Trustee undertakes to perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

      SECTION 603. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the Trustee’s certificate of authentication, and in any coupons shall be taken as the statements of the Issuer or Equity Office, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

      SECTION 604. MAY HOLD SECURITIES. The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Trustee, Equity Office or the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to TIA Sections 310(b) and 311 of the TIA, may otherwise deal with the Issuer or Equity Office with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

      SECTION 605. MONEY HELD IN TRUST. Except as provided in Section 402 and Section 1003, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or the Guarantor.

      SECTION 606. COMPENSATION AND REIMBURSEMENT. The Issuer and the Guarantor, jointly and severally, agree:

(a)	to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)	except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(c)	to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(g) or Section 501(h), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

      As security for the performance of the obligations of the Issuer and the Guarantor under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest or any Additional Amounts on particular Securities or any related coupons.

      The provisions of this Section shall survive the termination of this Indenture.

      SECTION 607. CORPORATE TRUSTEE REQUIRED ELIGIBILITY; CONFLICTING INTERESTS. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 608. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609. Notwithstanding anything to the contrary contained herein, Section 310(b) of the TIA is hereby incorporated herein by reference and deemed a part hereof.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer and the Guarantor. If any instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee, the Issuer and the Guarantor.

      (d) If at any time:

(1)	the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Issuer, the Guarantor or any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(2)	the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Issuer, the Guarantor or any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(3)	the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer or the Guarantor, by or pursuant to a Board Resolution, may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (B) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Issuer, or the Guarantor, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer and the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer and the Guarantor or the Holders of Securities and accepted appointment in the manner provided in Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

      (f) The Issuer and the Guarantor shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

      SECTION 609. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Issuer, the Guarantor and to the retiring Trustee, an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer, the Guarantor or the successor Trustee, such retiring Trustee shall, upon, payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine hereof, wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee’s co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring

Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer, the Guarantor, or such Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      (c) Upon request of any such successor Trustee, the Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities or coupons shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities or coupons so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities or coupons. In case any Securities or coupons shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities or coupons, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

      SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or pursuant to Section 306 issued upon original issue, exchange, registration of transfer or partial redemption or repayment thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Issuer. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certification of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

      Each Authenticating Agent shall be acceptable to the Issuer and the Guarantor and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series, to the Guarantor and to the Issuer. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Guarantor and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Guarantor and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Issuer and the Guarantor, jointly and severally, agree to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

[TRUSTEE] as Trustee

By:________________________________________
as Authenticating Agent

By:________________________________________
Authorized Signatory

      If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Issuer wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers’ Certificate or a Guarantor’s Officer’s Certificate), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Issuer with respect to such series of Securities.

ARTICLE SEVEN

HOLDERS’ LIST AND REPORTS BY TRUSTEE, GUARANTOR AND ISSUER

      SECTION 701. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS. Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Issuer and the Trustee that none of the Issuer, the Guarantor or the Trustee nor an Authenticating Agent, any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with TIA Section 312(c), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

      SECTION 702. REPORTS BY TRUSTEE.

      (a) Within 60 days after December 31 of each year commencing with the first December 31 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the TIA, the Trustee shall transmit, pursuant to Section 313(c) of the TIA, a brief report dated as of such December 31 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding December 31 and the date of this Indenture.

      (b) The Trustee shall transmit the reports required by Section 313(a) of the TIA at the times specified therein.

      (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the TIA.

      SECTION 703. REPORTS BY ISSUER AND GUARANTOR. Each the Issuer and the Guarantor (with respect to Securities of each series that are Guaranteed Securities) will, pursuant to TIA Section 314(a):

(a)	file with the Trustee, within 15 days after it is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which it may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if it is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(b)	file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by it with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(c)	transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by it pursuant to Section 1010 and paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

      SECTION 704. ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. In accordance with TIA Section 312(a), the Issuer and the Guarantor (with respect to Securities of each series that are Guaranteed Securities) will furnish or cause to be furnished to the Trustee:

      (a) semiannually, not later than 15 days after the Regular Record Date for interest of each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semiannually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

      (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer or the Guarantor (with respect to Securities of each series that are Guaranteed Securities) of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

ARTICLE EIGHT

CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

      SECTION 801. CONSOLIDATIONS AND MERGERS OF ISSUER OR GUARANTOR AND SALES, LEASES AND CONVEYANCE PERMITTED SUBJECT TO CERTAIN CONDITIONS. Each of the Issuer and Equity Office may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into, any other Person, provided that (a) the Issuer or Equity Office, as the case may be, shall be the continuing corporation, or the successor Person or its transferees or assignees of such assets (if other than the Issuer or Equity Office, as the case may be), formed by or resulting from any such consolidation or merger or which shall have received the transfer of such assets by lease (subject to the continuing obligations of Issuer and Equity Office set forth in Section 802) or otherwise, either directly or indirectly, shall expressly assume the payment of the principal of (and premium, if any) and interest on all the Securities, in the case of the Issuer, or the obligations of the Guarantor under the Guarantee (if the Securities include Guaranteed Securities) and to deliver Common Stock and cash, if applicable, upon an exchange of Securities into Common Stock (if the Securities are so exchangeable), in the case of Equity Office, and the due and punctual performance and observance of all of the other covenants and conditions in this Indenture; (b) the successor Person formed by or resulting from any such consolidation or merger or which shall have received the transfer of assets pursuant to this Section 801 shall be a United States Person; and (c) immediately after giving effect to such transaction and treating any Debt which becomes an obligation of the Issuer or any Subsidiary as a result thereof as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become such an Event of Default, shall have occurred and be continuing.

      SECTION 802. RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer or Equity Office, as the case may be, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer or Equity Office, as the case may be, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer or Equity Office, as the case may be, and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer or Equity Office, as the case may be, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer or Equity Office, as the case may be, to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefits under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

      In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

      SECTION 803. OFFICERS’ CERTIFICATE AND OPINION OF COUNSEL. Any consolidation, merger, sale, lease or conveyance permitted under Section 801 is also subject to the condition that the Trustee receive an Officers’ Certificate or a Guarantor’s Officers’ Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor corporation, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

      SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders of Securities or coupons, the Issuer (when authorized pursuant to a Board Resolution), Equity Office, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a) to evidence the succession of another Person to the Issuer or Equity Office, or the addition of another Person and the assumption by any such successor or additional Person of the covenants of the Issuer or Equity Office, as the case may be, contained herein and in the Securities; or

(b) to add to the covenants of the Issuer or Equity Office, for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or Equity Office; or

(c) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

(d) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on or any Additional Amounts with respect to Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

(e) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

(f) to secure the Securities; or

(g) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301; or

(h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

(i) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such provisions shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

(j) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, provided that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect; provided that only the Trustee appointed with respect to any series of Securities shall be required to enter into a supplemental indenture affecting such series.

      SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Issuer, Equity Office (if the Securities are Guaranteed Securities or if the Securities are exchangeable into Common Stock of Equity Office) and the Trustee, the Issuer, when authorized by or pursuant to a Board Resolution, Equity Office, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

(a) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate or amount (or manner of calculation of the amount) of interest thereon or any Additional Amounts payable in respect thereof, or change the timing or reduce the amount payable upon the redemption thereof, or change any obligation of the Issuer to pay Additional Amounts pursuant to Section 1012 (except as contemplated by Section 801(a) and permitted by Section 901(a), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which the principal of, any premium or interest on, or any Additional Amounts with respect to, any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be), or the delivery of Common Stock and cash, if applicable, upon an exchange of any Security, or

(b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting, or

(c) modify any of the provisions of this Section, Section 513 or Section 1013, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

(d) modify or affect the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of principal of, or any premium or interest on, or any sinking fund requirements or Additional Amounts with respect to, Guaranteed Securities, or

(e) change any of the terms upon which the Securities of any series are exchangeable into Common Stock, cash or other securities or property in a manner adverse to the Holders thereof.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES. As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 602(d)) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

      SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

      SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article following the qualification of the Indenture under the provisions of the TIA shall conform to the requirements of the TIA as then in effect.

      SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

      SECTION 907. NOTICE OF SUPPLEMENTAL INDENTURES. Promptly after the execution by the Issuer, Equity Office and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Issuer shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

ARTICLE TEN

COVENANTS

      SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, INTEREST AND ADDITIONAL AMOUNTS. The Issuer covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on and any Additional Amounts payable in respect of any Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in Section 1012 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

      Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of interest in excess of a fixed annual rate under certain conditions, at least 10 days prior to each date of payment of interest in respect of the Security of that series, the Issuer shall furnish to the Trustee and the Paying Agent, if other than the Trustee, an Officers’ Certificate instructing the Trustee and such Paying Agent or Paying Agents as to the amount of any such additional interest.

      SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY. If Securities of a series are issuable only as Registered Securities, the Issuer shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or exchange to Common Stock, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer or Equity Office in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Issuer or the Guarantor will maintain: (A) in the Borough of Manhattan, New York City, an office or agency where any Securities of that series may be presented or surrendered for payment or exchange, where any Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise); (B) subject to any laws or regulations applicable thereto in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of that series pursuant to Section 1012), provided, however, that if the Securities of that series are listed on the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Issuer will maintain a Paying Agent for the Securities of that series in Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Issuer or Equity Office in respect of the Securities of that series and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 1012) at the offices specified in the Security in Europe, and the Issuer hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands, and the Issuer hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

      Unless otherwise specified with respect to any Securities pursuant to Section 301, no payment of principal, premium or interest on or Additional Amounts in respect of Bearer Securities shall be made at any office or agency of the Issuer in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if amounts owing with respect to any Bearer Securities of a series are payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any Additional Amounts payable on Securities of such series pursuant to Section 1012) shall be made at the office of the designated agent of the Issuer’s Paying Agent if (but only if) payment in Dollars of the full amount of such principal, premium, interest or Additional Amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Issuer in accordance with this Indenture, is illegal or effectively precluded by exchange controls or other similar restrictions.

      The Issuer may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations, provided, however, that no such designations or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 301 with respect to a series of Securities, the Issuer hereby designates as a Place of Payment for each series of Securities the office or agency of the Issuer in the Borough of Manhattan, New York City, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

      Unless otherwise specified with respect to any Securities pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then the Issuer will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

      SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If the Issuer shall at any time act as its own Paying Agent with respect to any series of any Securities and any related coupons, it will, on or before each due date of the principal of (and premium, if any), or interest on or Additional Amounts in respect of, any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Issuer shall have one or more Paying Agents for any series of Securities and any related coupons, it will, before each due date of the principal of (and premium, if any), or interest on or Additional Amounts in respect of, any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium, if any) or interest or Additional Amounts, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

      The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(1)	hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities or Additional Amounts in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2)	give the Trustee notice of any default by the Issuer or Equity Office (or any other obligor upon the Securities) of any obligation contained in this Indenture or the Securities; and

(3)	at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Issuer or the Guarantor (in respect of Guaranteed Securities) may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order or Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

      Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of (and premium, if any) or interest on, or any Additional Amounts in respect of, any Security of any series or any related coupon and remaining unclaimed for two years after such principal (and premium, if any), interest or Additional Amounts have become due and payable shall be paid to the Issuer upon Issuer Request (or if deposited by the Guarantor, paid to the Guarantor on Guarantor Request), or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer and the Guarantor (if the Securities are Guaranteed Securities) for payment of such principal of (and premium, if any) or interest on, or any Additional Amounts in respect of, any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer or the Guarantor, as the case may be.

      SECTION 1004. LIMITATIONS ON INCURRENCE OF DEBT.

(a) The Issuer will not, and will not permit any Subsidiary to, incur any Debt other than intercompany Debt (representing Debt to which the only parties are the Issuer, the General Partner and any of their Subsidiaries, but only so long as such Debt is held solely by any of the Issuer, the General Partner and any Subsidiary and provided that, in the case of Debt owed to Subsidiaries, such Debt is subordinate in right of payment to the Securities), if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) Total Assets as of the end of the fiscal quarter covered in the Issuer’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Debt and (ii) the increase or decrease in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets resulting from the incurrence of such additional Debt (such increase or decrease together with the Issuer’s Total Assets is referred to as the “Adjusted Total Assets”); and

(b) The Issuer will not, and will not permit any Subsidiary to, incur any Secured Debt of the Issuer or any Subsidiary if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt of the Issuer and its Subsidiaries on a consolidated basis is greater than 40% of the Adjusted Total Assets; and

(c) The Issuer will not, and will not permit any Subsidiary to, incur any Debt other than intercompany Debt (provided that, in the case of Debt owed to Subsidiaries, such Debt is subordinate in right of payment to the Securities), if the ratio of the

Consolidated Income Available for Debt Service to the Annual Debt Service Charge for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred shall have been less than 1.5 to 1 on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred by the Issuer or its Subsidiaries since the first day of such four-quarter period which was outstanding at the end of such period, had been incurred at the beginning of such period and continued to be outstanding throughout such period, and the application of the proceeds of such Debt, including to refinance other Debt, had occurred at the beginning of such period, (ii) the repayment or retirement of any other Debt by the Issuer or its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in determining the amount of Debt so repaid or retired, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), (iii) in the case of Acquired Indebtedness or Debt incurred in connection with any acquisition since the first day of the four-quarter period, the related acquisition had occurred as of the first day of the period with the appropriate adjustments with respect to the acquisition being included in the pro forma calculation, and (iv) in the case of any increase or decrease in Total Assets, or any other acquisition or disposition by the Issuer or any Subsidiary of any asset or group of assets, since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such increase, decrease, or other acquisition or disposition or any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments to revenues, expenses and Debt levels with respect to such increase, decrease or other acquisition or disposition being included in such pro forma calculation; and

(d) Issuer will at all times maintain Total Unencumbered Assets of not less than 150% of the aggregate outstanding principal amount of all outstanding Unsecured Debt of the Issuer and its Subsidiaries on a consolidated basis.

      SECTION 1005. [intentionally omitted].

      SECTION 1006. EXISTENCE. Subject to Article Eight, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises, provided, however, that the Issuer shall not be required to preserve any right or, franchise if the Board of Trustees shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.

      SECTION 1007. MAINTENANCE OF PROPERTIES. The Issuer will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the Issuer and its Subsidiaries shall not be prevented from discontinuing the operation and maintenance of any of such properties if such discontinuance is, in the judgment of the Issuer, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

      SECTION 1008. INSURANCE. The Issuer will, and will cause each of its Subsidiaries to, maintain insurance coverage by financially sound and reputable insurance companies in such forms and amounts and against such risks as are customary for companies of established reputation engaged in the same or a similar business and owning and operating similar properties.

      SECTION 1009. PAYMENT OF TAXES AND OTHER CLAIMS. The Issuer will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Issuer or any Subsidiary, and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer or any Subsidiary; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings so long as appropriate reserves are established therefor in accordance with GAAP.

      SECTION 1010. PROVISION OF FINANCIAL INFORMATION. Whether or not the Issuer or Equity Office is subject to Section 13 or 15(d) of the Exchange Act, and for so long as any Securities are outstanding, each will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which it would have been required to file with the Commission pursuant to such Section 13 or 15(d) (the “Financial Statements”) if it were so subject, such documents to be filed with the Commission on or prior to the respective dates (the “Required Filing Dates”) by which it would have been required so to file such documents if it were so subject.

      Each of the Issuer and Equity Office will also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, copies of the annual reports and quarterly reports which it would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if it were subject to such Sections, and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which it would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if it were subject to such Sections, and (y) if filing such documents by it with the Commission is not made under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

      SECTION 1011. STATEMENT AS TO COMPLIANCE. Each of the Issuer and Equity Office shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers’ Certificate or Guarantor’s Officers’ Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer, acting for itself and as General Partner of the Issuer, stating that:

      (a) a review of the activities of the Issuer or Equity Office, as the case may be, during such year and of its performance under this Indenture has been made under his or her supervision, and

      (b) to the best of his or her knowledge, based on such review, (i) the Issuer or the Guarantor, as the case may be, has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (ii) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

      SECTION 1012. ADDITIONAL AMOUNTS. If any Securities of a series provide for the payment of Additional Amounts, the Issuer and the Guarantor (if the Securities are Guaranteed Securities) will pay to the Holder of any Security of such series or any coupon appertaining thereto Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context except in the case of Section 502(a), the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

      Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers’ Certificate, the Issuer shall furnish to the Trustee and the Paying Agent, if other than the Trustee, an Officers’ Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series. If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related coupons and the Issuer will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. If the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series or related coupons until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series or related coupons without withholding or deductions until otherwise advised. The Issuer and the Guarantor jointly and severally agree to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them or in reliance on any Officers’

Certificate furnished pursuant to this Section or in reliance on the Issuer’s not furnishing such an Officers’ Certificate.

      SECTION 1013. WAIVER OF CERTAIN COVENANTS. The Issuer or Equity Office, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1011, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities of each series affected by such omission, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and Equity Office and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

      SECTION 1101. APPLICABILITY OF ARTICLE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

      SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE. Except as otherwise specified as contemplated by Section 301 for Securities of any series, the election of the Issuer to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Issuer of less than all of the Securities of any series, the Issuer shall, at least 45 days prior to the giving of notice of redemption in Section 1104 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction.

      SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities of any series issued on the same day with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

      The Trustee shall promptly notify the Issuer and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

      SECTION 1104. NOTICE OF REDEMPTION. Notice of redemption shall be given in the manner provided in Section 106, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed. Failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof. Any notice that is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder; receives the notice.

      All notices of redemption shall state:

(a)	the Redemption Date;

(b)	the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any, and Additional Amounts, if any,

(c)	if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

(d)	in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

(e)	that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date,

(f)	the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

(g)	that the redemption is for a sinking fund, if such is the case,

(h)	that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Issuer, the Trustee for such series and any Paying Agent is furnished,

(i)	if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Issuer, on which such exchanges may be made,

(j)	the CUSIP number or the Euroclear or Clearstream Luxembourg reference numbers of such Security, if any, and

(k)	if applicable, that a Holder of Securities who desires to exchange Securities called for redemption must satisfy the requirements for exchange contained in such Securities, the then existing exchange price or rate, and the date and time when the option to exchange shall expire.

      A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

      Notice of redemption of Securities to be redeemed shall be given by the Issuer or, at the Issuer’s request, by the Trustee in the name and at the expense of the Issuer.

      SECTION 1105. DEPOSIT OF REDEMPTION PRICE. At least one Business Day prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and Additional Amounts with respect thereto, all the Securities or portions thereof which are to be redeemed on that date.

      SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption; in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest and Additional Amounts, if any, to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest; and provided further that, except as otherwise provided, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States (except as otherwise provided in Section 1002).

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) and any interest (to the extent legally permitted) then due shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

      SECTION 1107. SECURITIES REDEEMED IN PART. Any Registered Security which is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Registered Security or Securities of the same series of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Issuer shall execute, and the Trustee shall authenticate and deliver to the depositary for such Security in global form as shall be specified in the Issuer Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

ARTICLE TWELVE

SINKING FUNDS

      SECTION 1201. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

      SECTION 1202. SATISFACTION OF SINKING FUND PAYMENT WITH SECURITIES. The Issuer may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (1) deliver Outstanding Securities of such series (other than any Securities previously called for redemption) together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, or which have otherwise been acquired by the Issuer; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

      SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Issuer will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers’ Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Issuer shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the

Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE THIRTEEN

REPAYMENT AT THE OPTION OF HOLDERS

      SECTION 1301. APPLICABILITY OF ARTICLE. Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article.

      SECTION 1302. REPAYMENT OF SECURITIES. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Issuer covenants that at least one Business Day prior to the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

      SECTION 1303. EXERCISE OF OPTION. Securities of any series subject to repayment at the option of the Holders thereof will contain an “Option to Elect Repayment” form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Issuer shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (1) the Security so providing for such repayment together with the “Option to Elect Repayment” form on the reverse thereof duly completed by the Holder (or by the Holder’s attorney duly authorized in writing) or (2) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled “Option to Elect Repayment” on the reverse of the Security will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, however, that such telegram, telex, facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denominations for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Issuer.

      SECTION 1304. WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Issuer on the Repayment Date therein specified, and on and after such Repayment Date (unless the Issuer shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Issuer, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified pursuant to Section 301, only upon presentation and surrender of such coupons; and provided further that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Issuer shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 1302 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

      If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon, accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of, interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

      SECTION 1305. SECURITIES REPAID IN PART. Upon surrender of any Registered Security which is to be repaid in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Issuer, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

ARTICLE FOURTEEN

[INTENTIONALLY OMITTED]

ARTICLE FIFTEEN

MEETINGS OF HOLDERS OF SECURITIES

      SECTION 1501. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

      SECTION 1502. CALL, NOTICE AND PLACE OF MEETINGS.

      (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, New York City, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

      (b) In case at any time the Issuer, pursuant to a Board Resolution, the Guarantor (if the Securities are Guaranteed Securities) by or pursuant to a Guarantor’s Board Resolution or any Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer, the Guarantor, if applicable, or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, New York City, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

      SECTION 1503. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of the Guarantor and its counsel and any representatives of the Issuer and its counsel.

      SECTION 1504. QUORUM; ACTION. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at the reconvening of any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need to be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjournment meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

      Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities represented at such meeting; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

      Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

      Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

(a)	there shall be no minimum quorum requirement for such meeting; and

(b)	the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

      SECTION 1505. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

      (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

      (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been canceled by the Issuer or by Holders of Securities as provided in Section 1502(b), in which case the Issuer, the Guarantor or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

      (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

      (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

      SECTION 1506. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any Series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer, another to the Guarantor, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      SECTION 1507. EVIDENCE OF ACTION TAKEN BY HOLDERS. Any request, demand, authorization, direction, notice consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof and execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Article Six) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

      SECTION 1508. PROOF OF EXECUTION OF INSTRUMENTS. Subject to Article Six, the execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

ARTICLE SIXTEEN

SECURITIES IN FOREIGN CURRENCIES

      SECTION 1601. APPLICABILITY OF ARTICLE. Whenever this Indenture provides for (a) any action by, or the determination of any of the rights of Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or (b) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights for distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Issuer may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

ARTICLE SEVENTEEN

GUARANTEE

      SECTION 1701. GUARANTEE.

      The Guarantee set forth in this Article Seventeen shall only be in effect with respect to Securities of a series to the extent such Guarantee is made applicable to such series in accordance with Section 301. The Guarantor hereby unconditionally guarantees to each Holder of a Guaranteed Security authenticated and delivered by the Trustee the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to, such Guaranteed Security, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Guaranteed Security and this Indenture. In case of the failure of the Issuer punctually to pay any such principal, premium, interest or Additional Amounts, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Issuer.

      The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Guaranteed Security or this Indenture, any failure to enforce the provisions of any Guaranteed Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Guaranteed Security or the Trustee, the recovery of any judgment against the Issuer or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any such Guaranteed Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any premium and interest on, and any Additional Amounts required with respect to, the Guaranteed Securities and the complete performance of all other obligations contained in the Guaranteed Securities.

      This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Guaranteed Security, in whole or in part, is rescinded or must otherwise be repaid to the Issuer or the Guarantor upon the bankruptcy, liquidation or reorganization of the Issuer, the Guarantor or otherwise.

      The Guarantor shall be subrogated to all rights of the Holder of any Guaranteed Security against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee;  provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest on, and any Additional Amounts required with respect to, all Guaranteed Securities shall have been paid in full.

ARTICLE EIGHTEEN

EXCHANGE

      SECTION 1801. APPLICABILITY OF ARTICLE.

      Securities of any series which are exchangeable into Common Stock or cash at the option of the Holder shall be exchangeable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article. Each reference in this Article to “a Security” or “the Securities” refers to the Securities of the particular series that is exchangeable into Common Stock. If more than one series of Securities with exchange privileges are outstanding at any time, the provisions of this Article shall be applied separately to each such series.

      SECTION 1802. EXCHANGE PRIVILEGES.

      A Holder of a Security of any series may exchange the principal amount (or any portion of the principal amount that is an integral multiple of $1,000, provided that any remaining principal amount is at least $100,000) of such Security into Common Stock, at any time during the period specified in the Securities of that series, at the Exchange Price in effect at the time of such exchange (in accordance with Section 1803), except that, with respect to any Security (or portion thereof) called for redemption, such right shall terminate at the close of business on the Business Day preceding the Redemption Date of such Security (or portion thereof) (or such other day as may be specified as contemplated by Section 301 for Securities of such series), unless the Issuer shall default in payment of the amount due upon redemption thereof, in which case such right will terminate at the close of business on the date such payment is made. The number of shares of Common Stock issuable upon an exchange of a Security is determined by dividing the principal amount being exchanged by the Exchange Price in effect at the time of such exchange.

      Notwithstanding the preceding paragraph, unless a Transaction (as defined in Section 1812) has been consummated, if the Current Market Price per share of Common Stock on the New York Stock Exchange on the date a Holder of Securities elects to exercise its exchange rights is less than the Exchange Price, then the exchanging Holder will receive, in lieu of Common Stock, cash in an amount equal to 97% of the product of (i) the number of shares of Common Stock into which the principal amount of Securities subject to the election would otherwise be exchangeable and (ii) such Current Market Price per share of Common Stock.

      The initial exchange price or exchange rate in respect of a series of Securities shall be as specified in the Securities of that series and will be subject to adjustment on the terms set forth in this Article Eighteen or such other or different terms, if any, as may be specified as contemplated by Section 301 for Securities of such series.

      A Holder may exchange any Security in full and may exchange a portion of a Security if the portion to be exchanged and the remaining portion of such Security are in denominations issuable for that series of Securities. Provisions of this Indenture that apply to exchange of all of a Security also apply to an exchange of a portion of a Security.

      SECTION 1803. EXCHANGE PROCEDURES.

      To exchange a Security of any series, a Holder must deliver the Securities, together with a written notice of exchange, a duly completed assignment of the Securities and payment of interest to the extent required by the fourth succeeding paragraph (unless the Issuer shall be in default in respect of any of its payment obligations under the Securities) to the Exchange Agent. Each exchange of Securities will be deemed to be effective immediately prior to the close of business on the Trading Day on which the Holder satisfies all of the foregoing requirements. As soon as practicable after the exchange date, the Issuer shall deliver to Equity Office a number of Class A Units equal to the product of (i) the number of shares of Common Stock into which the Securities being exchanged are exchangeable, multiplied by (ii) the Conversion Factor (as defined in the Issuer’s agreement of limited partnership) and the amount of cash (if any) payable in connection with such exchange, and Equity Office shall deliver to the Holder through the Exchange Agent a certificate for the number of shares of Common Stock deliverable upon such exchange and cash, if applicable, and the Exchange Agent shall deliver such Securities to the Issuer for cancellation. The person in whose name the certificate is registered becomes a stockholder of record on the exchange date and, except as otherwise provided herein, the rights of the Holder of the Securities so exchanged as a Holder thereof cease as of such date.

      If the Holder exchanges more than one Security of any series at the same time, the number of full shares issuable upon the exchange shall be based on the total principal amount of the Securities of such series so exchanged.

      Owners of beneficial interests in a global Security may exercise their exchange rights by delivery to DTC of appropriate instructions for exchange pursuant to the procedures of DTC and its direct and indirect participants.

      Upon surrender of a Security of any series that is exchanged in part, the Trustee shall authenticate for the Holder a new Security of such series equal in principal amount to the unexchanged portion of the Security surrendered.

      Equity Office will not be required to deliver certificates for shares of Common Stock upon an exchange while its stock transfer books are closed for a meeting of stockholders or for the payment of distributions or for any other purpose, but certificates for shares of Common Stock shall be delivered as soon as the stock transfer books shall again be opened.

      If Holders of Registered Securities exchange their Securities for Common Stock of Equity Office following a Regular Record Date and prior to the related Interest Payment Date, then Holders of such Securities at the close of business on such Regular Record Date will be entitled to receive the interest payable on the related Interest Payment Date. However, Registered Securities presented and surrendered for exchange during the period between the close of business on any Regular Record Date and ending with the opening of business on the related Interest Payment Date (except Registered Securities exchanged after the issuance of a notice of redemption with respect to a Redemption Date during such period or coinciding with such Interest Payment Date) must be accompanied by payment of an amount equal to the interest payable thereon on such Interest Payment Date. A Holder of Registered Securities on a Regular Record Date who (or whose transferee) presents and surrenders any Registered Securities for exchange on such Interest Payment Date will receive the interest payable on such date, and such Holder need not include payment of the amount of such interest upon presenting and surrendering such Registered Securities for exchange. Except as provided above, neither the Issuer nor Equity Office will make any payment or allowance for unpaid interest, whether or not in arrears, on Securities presented and surrendered for exchange or for any distribution on the shares of Common Stock that are issued upon such exchange if the record date for such distribution was prior to the effective time of such exchange.

      SECTION 1804. FRACTIONAL SHARES.

      Equity Office will not issue a fractional share of Common Stock upon an exchange of a Security. Instead, Equity Office will pay a cash adjustment equal to the product of (i) the Current Market Price of a full share of Common Stock on the last full Trading Day prior to the exchange and (ii) the fraction (rounded to the nearest 1/100 of a share) of the share of Common Stock deliverable upon the exchange, with the product being rounded to the nearest whole cent.

      SECTION 1805. TAXES ON EXCHANGE.

      If a Holder of a Security exchanges such Security, Equity Office shall pay any documentary, stamp or similar issue or transfer tax due on the delivery of shares of Common Stock upon the exchange. The Holder, however, shall pay any such tax which is due because the shares are issued in a name other than the Holder’s name.

      SECTION 1806. EQUITY OFFICE TO PROVIDE STOCK

      Equity Office shall, at all times, reserve out of its authorized but unissued Common Stock or Common Stock held in treasury a number of shares of Common Stock sufficient to permit the exchange of all outstanding Securities in accordance with their terms.

      All shares of Common Stock which may be delivered upon exchange of the Securities shall be validly issued, fully paid and non-assessable and shall be free from any preemptive or similar rights. Before taking any action that would cause an adjustment reducing the Exchange Price below the then-par value of the shares of Common Stock deliverable upon exchange of the Securities, Equity Office will take any action that, in the opinion of its counsel, may be necessary in order that Equity Office may validly issue fully paid and non-assessable shares of Common Stock at such adjusted Exchange Price.

      In order that Equity Office may lawfully deliver shares of Common Stock upon exchange of the Securities, Equity Office will endeavor to comply with all applicable Federal and State securities laws and, in accordance with any applicable registration rights agreement, will endeavor to cause such shares to be listed on each national securities exchange or other national trading market on which the Common Stock is listed.

      SECTION 1807. ADJUSTMENTS.

      The Exchange Price shall be adjusted from time to time as follows:

(i)	If Equity Office shall after the date on which the Securities of any series are initially issued (the “Issue Date”) (A) pay or make a distribution to holders of its equity securities in Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares or (D) issue any shares of beneficial interest by reclassification of its Common Stock, the Exchange Price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the Holder of any Security thereafter surrendered for exchange shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Security been exchanged immediately prior to the record date in the case of a distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subsection (i) shall become effective immediately after the opening of business on the day next following the record date in the case of a distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

(ii)	If Equity Office shall issue after the Issue Date rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share less than the Fair Market Value per share of Common Stock on the record date for the determination of shareholders entitled to receive such rights, options or warrants, then the Exchange Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (I) the Exchange Price in effect immediately prior to the opening of business on the day following the date fixed for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of shares that the aggregate proceeds to Equity Office from the exercise of such rights, options, or warrants for shares of Common Stock would purchase at such Fair Market Value, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in the last paragraph of this Section 1807). In determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase Common Stock at less than the Fair Market Value, there shall be taken into account any consideration received by Equity Office upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by Equity Office’s Chief Executive Officer or the Board of Trustees.

(iii)	If Equity Office shall distribute to all holders of its Common Stock any equity securities of Equity Office (other than Common Stock) or evidence of its indebtedness or assets (excluding cash distributions paid out of the total equity applicable to Common Stock, including revaluation equity, less the amount of stated capital attributable to Common Stock, determined on the basis of the most recent annual consolidated cost basis and current value basis and quarterly consolidated balance sheets of Equity Office and its consolidated subsidiaries available at the time of the declaration of the distribution) or rights, options or warrants to subscribe for or purchase any of its securities (excluding those rights, options and warrants issued to all holders of Common Stock entitling them to subscribe for or purchase Common Stock, which rights, options and warrants are referred to in and treated under subsection (ii) above) (any of the forgoing being hereinafter in this subsection (iii) called the “Assets”), then in each case the Exchange Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Exchange Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on the record date mentioned below less the then fair market value (as determined by Equity Office’s Chief Executive Officer or the Board of Trustees, whose determination shall be conclusive) of the portion of the shares of beneficial interest or assets or evidences of indebtedness so distributed or of such rights, options or warrants applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock on the record date mentioned below. Such adjustment shall become effective immediately at the opening of business on the business day next following (except as provided in the last paragraph of this Section 1807) the record date for the determination of shareholders entitled to receive such distribution. For the purposes of this subsection (iii), the distribution of an Asset, which is distributed not only to the holders of the Common Stock on the date fixed for the determination of shareholders entitled to such distribution of such Security, but also is distributed with each share of Common Stock delivered to a person exchanging Securities after such determination date, shall not require an adjustment of the Exchange Price pursuant to this subsection (iii); provided that on the date, if any, on which a person exchanging Securities would no longer be entitled to receive such Asset with a share of Common Stock (other than as a result of the termination of all such Assets), a distribution of such Securities shall be deemed to have occurred, and the Exchange Price shall be adjusted as provided in this subsection (iii) (and such day shall be deemed to be “the date fixed for the determination of the shareholders entitled to receive such distribution” and “the record date” within the meaning of the two preceding sentences).

(iv)	If (I) Equity Office shall make cash distributions to all holders of its Common Stock (excluding any cash portion of distributions referred to in subsection (iii) above) which, when combined with (A) all such all-cash distributions made within the preceding 12 months in respect of which no adjustment has been made, plus (B) the amount by which any cash and the fair market value, as of the relevant expiration date, of other consideration payable in respect of any tender offers by Equity Office for Common Stock expired within the preceding 12 months in respect of which no adjustment has been made exceeds the Current Market Price of the Common Stock acquired in such tender offers, exceeds 15% of Equity Office’s market capitalization (being the product of the then Current Market Price of the Common Shares times the number of shares of Common Stock then outstanding) on the record date for such distribution (the amount by which such cash distributions, when combined with (A) plus (B) above, exceeds such 15% of such market capitalization being referred to herein as the “Excess Cash Amount”), or (II) a tender offer made by Equity Office or any of its subsidiaries for all or any portion of the shares of Common Stock shall expire and such tender offer shall require payment to shareholders of aggregate consideration having a fair market value which, when combined with (C) the aggregate of the amount by which the cash plus the fair market value, as of the expiration of such tender offer, of other consideration payable in respect of any other tender offer by the Guarantor or any of its subsidiaries for all or any portion of the shares of Common Stock expiring within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this subsection (iv) has been made exceeds the Current Market Price of the Common Stock acquired in such tender offer, plus (D) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to clause (I) above has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock as of the last time tenders could have been made pursuant to such tender offer times the number of shares of Common Stock outstanding (including tendered shares) (the amount by which such aggregate consideration, when combined with (C) plus (D) above, exceeds such 15% of such product being referred to herein as the “Excess Tender Amount”), then in each case the Exchange Price shall be adjusted so that it shall equal the price determined by multiplying (Y) the Exchange Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution or the date of expiration of such tender offer by (Z) a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on the record date mentioned below less the Excess Cash Amount, if any, and the Excess Tender Amount, if any, and the denominator of which shall be the Fair Market Value per share of Common Stock on the record date mentioned below. Such adjustment shall become effective immediately at the opening of business on the business day next following (except as provided in the last paragraph of this Section 1807) the record date for the determination of shareholders entitled to receive such distributions, or the expiration date of such tender offer, as the case may be.

No adjustment in the Exchange Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made. Notwithstanding any other provisions of this Article Eighteen, Equity Office shall not be required to make any adjustment of the Exchange Price for the issuance of any Common Stock pursuant to any plan providing for the reinvestment of distributions or interest payable on securities of Equity Office and the investment of additional optional amounts in Common Stock under such plan. All calculations under this Section 1807 shall be made to the nearest cent with ($.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be.

In any case in which this Section 1807 provides that an adjustment shall become effective on the date next following the record date for an event Equity Office may defer until the occurrence of such event (A) issuing to the Holder of any Security exchanged after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exchange by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exchange before giving effect to such adjustment and (B) fractionalizing any Security and/or paying to such Holder any amount of cash in lieu of any fraction pursuant to Section 1804.

In the event that, as a result of an adjustment made pursuant to this Section 1807, the Holder of any Security thereafter surrendered for exchange shall become entitled to receive any shares of capital stock of Equity Office other than shares of its Common Stock, thereafter the Exchange Price of such other shares so receivable upon exchange of any Securities shall be subject to adjustment from time to time in a manner and on the terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article Eighteen.

In the event that any shares of Common Stock issuable upon exercise of any of the rights, options or warrants referred to in subsection (ii) or (iii) above are not delivered prior to the expiration of such rights, options or warrants, the Exchange Price shall be readjusted to the Exchange Price which would otherwise have been in effect had the adjustment been made on the basis of delivery of only the number of such rights, options and warrants which were actually exercised.

      SECTION 1808. VOLUNTARY ADJUSTMENT.

      Equity Office at any time may reduce the Exchange Price or increase the exchange rate, temporarily or otherwise, by any amount but in no event shall such adjusted Exchange Price or exchange rate result in shares of Common Stock being issuable upon exchange of the Securities if exchanged at the time of such adjustment at an effective Exchange Price per share less than the par value of the Common Stock at the time such adjustment is made.

      A voluntary adjustment of the Exchange Price or exchange rate pursuant to this Section 1808 does not change or adjust the Exchange Price or exchange rate otherwise in effect for purposes of Section 1807. If an event requiring an adjustment to the Exchange Price or exchange rate pursuant to Section 1807 occurs at any time that a voluntary adjustment to the Exchange Price or exchange rate is in effect pursuant to this Section 1808, then the adjustment required by the applicable of Section 1807 shall be made to the Exchange Price or exchange rate that would otherwise have been in effect as of the relevant date specified in such Section had no voluntary adjustment pursuant to this Section 1808 been made, and for purposes of applying such Section, any such voluntary adjustment shall be disregarded. If such adjustment would result in a lower Exchange Price or a higher exchange rate, as the case may be, than the Exchange Price or exchange rate as voluntarily adjusted by Equity Office, then such lower Exchange Price or higher exchange rate shall be the Exchange Price or exchange rate, as the case may be.

      SECTION 1809. CERTAIN DEFINITIONS.

      For the purposes of this Article, the following terms have the following meanings:

      “Current Market Price” of publicly traded shares of Common Stock or any other class of shares of beneficial interest or other security of Equity Office or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange (“NYSE”) or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such security is not quoted on such NASDAQ National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by Equity Office’s Chief Executive Officer or the Board of Trustees.

      “Exchange Agent” means EquiServe L.P. or such other agent or agents of Equity Office as may be designated by the Board of Trustees or its designee as the exchange agent for the Securities.

      “Fair Market Value” shall mean the average of the daily Current Market Prices per share of Common Stock during the five consecutive Trading Days selected by Equity Office commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the “ex” date with respect to the issuance or distribution requiring such computation. The term “ “ex’ date,” when used with respect to any issuance or distribution, means the first day on which the shares of Common Stock trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day’s Current Market Price.

      “Trading Day” shall mean any day on which the securities in question are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such securities are not quoted on such NASDAQ National Market, in the applicable securities market in which the securities are traded.

      SECTION 1810. NOTICE OF ADJUSTMENT.

      Whenever the Exchange Price or exchange rate is adjusted, the Guarantor shall promptly give notice of the adjustment to Securityholders in accordance with Section 105 and 106 hereof and file with the Trustee a Guarantor’s Officers’ Certificate briefly stating the new Exchange Price or exchange rate, the date it becomes effective, the facts requiring the adjustment and the manner of computing it. The Guarantor’s Officer’s Certificate shall be conclusive evidence that the adjustment is correct, absent manifest error.

      SECTION 1811. NOTICE OF CERTAIN TRANSACTIONS.

      If:

(1)	Equity Office takes any action which would require an adjustment in the Exchange Price or exchange rate;

(2)	Equity Office consolidates or merges with, or transfers all or substantially all of its assets to, another entity; or

(3)	there is a liquidation, dissolution or winding up of the affairs of Equity Office,

a Holder of a Security may desire to exchange such Security into shares of Common Stock prior to the record date for, or the effective date of, the transaction so that it receives the rights, warrants, securities or assets which a holder of shares of Common Stock on that date receives. Therefore, Equity Office shall give to the Securityholders and the Trustee a written notice stating the proposed record or effective date, as the case may be, provided that it shall not be a default hereunder if Equity Office fails to give such notice prior to the record date or effective date, as the case may be, of a transaction described in clause (i), (ii) or (iii) above, if Equity Office could not reasonably know at such time that the applicable transaction would result in an adjustment of the Exchange Price or exchange rate. Failure to give the notice or any defect in it shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 1811.

      SECTION 1812. CONSOLIDATION, MERGER OR SALE OF THE GUARANTOR.

      If Equity Office shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, self tender offer for all or substantially all of the shares of Common Stock, sale of all or substantially all of Equity Office’s assets or recapitalization of the Common Stock and excluding any transaction as to which subsection (i) of Section 1807 applied) (each of the foregoing being referred to herein as a “Transaction”), in each case as a result of which shares of Common Stock shall be exchanged into the right to receive shares, stock, securities or other property (including cash or any combination thereof), each Security which is not exchanged into the right to receive shares, stock, securities or other property in connection with such Transaction shall thereafter be exchangeable into the kind and amount of shares, stock, securities or other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which such Security was exchangeable immediately prior to such Transaction, assuming such holder of Common Shares (i) is not a Person with which Equity

Office consolidated or into which Equity Office merged or which merged into Equity Office or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of the election, if any, as to the kind or amount of shares, stock, securities and other property (including cash) receivable upon such Transaction (each a “Non-Electing Share”) (provided that if the kind and amount of shares, stock, securities and other property (including cash) receivable upon such Transaction is not the same for each Non-Electing Share, the kind and amount receivable by each Non-Electing Share shall be deemed to be the kind and amount receivable per share by a plurality of the Non-Electing Shares). Equity Office shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this Section 1812, and it shall not consent or agree to the occurrence of any Transaction until it has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Securities that will contain provisions enabling the Holders of the Securities that remain Outstanding after such Transaction to exchange into the consideration received by holders of Common Stock at the Exchange Price in effect immediately prior to such Transaction. The provisions of this Section 1812 shall similarly apply to successive Transactions.

      SECTION 1813. TRUSTEE’S AND EXCHANGE AGENT’S DISCLAIMER.

      Neither the Trustee nor any Exchange Agent has any duty to determine when an adjustment under this Article Eighteen should be made, how it should be made or what it should be. Neither the Trustee nor any Exchange Agent makes any representation as to the validity or value of any Common Stock issued upon exchange of Securities. Neither the Trustee nor any Exchange Agent shall be responsible for Equity Office’s failure to comply with this Article Eighteen.

      SECTION 1814. RESTRICTION ON COMMON STOCK ISSUABLE UPON EXCHANGE.

      (a) Shares of Common Stock to be issued upon exchange of Securities prior to the effectiveness of a shelf registration statement shall be physically delivered in certificated form to the Holders exchanging such Securities and the certificate representing such shares of Common Stock shall bear the Restricted Common Stock Legend unless removed in accordance with Section 311(b).

      (b) If (i) shares of Common Stock to be issued upon exchange of a Security prior to the effectiveness of a shelf registration statement are to be registered in a name other than that of the Holder of such Security or (ii) shares of Common Stock represented by a certificate bearing the Restricted Common Stock Legend are transferred subsequently by such Holder, then, unless the shelf registration statement has become effective and such shares are being transferred pursuant to the shelf registration statement, such holder must deliver to the transfer agent for the Common Stock a certificate in substantially the form of Exhibit E as to compliance with the restrictions on transfer applicable to such shares of Common Stock and neither the transfer agent nor the registrar for the Common Stock shall be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate.

      (c) Except in connection with a shelf registration statement, if certificates representing shares of Common Stock are issued upon the registration of transfer, exchange or replacement of any other certificate representing shares of Common Stock bearing the Restricted Common Stock Legend, or if a request is made to remove such Restricted Common Stock Legend from certificates representing shares of Common Stock, the certificates so issued shall bear the Restricted Common Stock Legend, or the Restricted Common Stock Legend shall not be removed, as the case may be, unless there is delivered to Equity Office such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by Equity Office, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such shares of Common Stock are securities that are not “restricted” within the meaning of Rule 144 under the Securities Act. Upon provision to Equity Office of such reasonably satisfactory evidence, Equity Office shall cause the transfer agent for the Common Stock to countersign and deliver certificates representing shares of Common Stock that do not bear the Restricted Common Stock Legend.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

EOP OPERATING LIMITED PARTNERSHIP

By: Equity Office Properties Trust as Managing General Partner

By: /s/ STANLEY M. STEVENS Name: Stanley M. Stevens Title: Executive Vice President
Attest:

/s/ ROBIN MARIELLA_________ Title: Assistant Secretary

EQUITY OFFICE PROPERTIES TRUST

By: /s/ STANLEY M. STEVENS Name: Stanley M. Stevens Title: Executive Vice President

Attest:

/s/ ROBIN MARIELLA_________ Title: Assistant Secretary

STATE STREET BANK AND TRUST COMPANY, as Trustee

By:/s/ DONALD E. SMITH____ Name: Donald E. Smith Title: Vice President
Attest:

/s/__________________________ Title:

STATE OF ILLINOIS                     )
                                                          )       ss:
COUNTY OF ILLINOIS                )

      On the 23rd day of August, 2000, before me personally came Stanley M. Stevens, to me known, who, being by me duly sworn, did depose and say that he is the Executive Vice President of EQUITY OFFICE PROPERTIES TRUST, the managing general partner of EOP OPERATING LIMITED PARTNERSHIP, one of the parties described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors.

{Notarial Seal}

/s/ ROLAND A. GALINDO___________ Notary Public COMMISSION EXPIRES:1/08/01

STATE OF ILLINOIS                     )
                                                          )       ss:
COUNTY OF ILLINOIS                )

      On the 23rd day of August, 2000, before me personally came Stanley M. Stevens, to me known, who, being by me duly sworn, did depose and say that he is the Executive Vice President of EQUITY OFFICE PROPERTIES TRUST, one of the parties described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors.

{Notarial Seal}

/s/ ROLAND A. GALINDO___________ Notary Public

COMMISSION EXPIRES:1/08/01

STATE OF MASSACHUSETTS    )
                                                           )       ss:
COUNTY OF SUFFOLK                )

      On the 23rd day of August, 2000, before me personally came Donald E. Smith, to me known, who, being by me duly sworn, did depose and say that he is Vice President of STATE STREET BANK AND TRUST COMPANY, as Trustee, one of the parties described in and which executed the foregoing instrument, and that he is authorized to sign his name thereto on behalf of the Trustee.

{Notarial Seal}

/s/ ELLA M. SEXTON______________ Notary Public COMMISSION EXPIRES: November 24, 2006

EXHIBIT A

FORMS OF CERTIFICATION

EXHIBIT A-1

FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
TO RECEIVE BEARER SECURITY OR TO OBTAIN INTEREST
PAYABLE PRIOR TO THE EXCHANGE DATE

CERTIFICATE

{Insert title or sufficient description of Securities to be delivered}

      This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source (“United States person(s)”), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to a “financial institutions”) purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise Equity Office Properties Trust or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.1 63-5(c)(2)(i)(D)(7)), and, in addition if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

      As used herein, “United States” means the United States of America (including the States and the District of Columbia), and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

      We undertake to advise your promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

      This certificate excepts and does not relate to U.S. [  ] of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of Certificated Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

      We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:_________________________, 20__
(To be dated no earlier than the 15th day prior
to (i) the Exchange Date or (ii) the relevant
Interest Payment Date occurring prior to
the Exchange Date, as applicable)

(Name of Person Making Certification

________________________________ (Authorized Signatory) Name: Title:

EXHIBIT A-2

FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
AND CLEARSTREAM BANKING S.A. IN CONNECTION WITH THE
EXCHANGE OF A PORTION OF A TEMPORARY
GLOBAL SECURITY OR TO OBTAIN INTEREST
PAYABLE PRIOR TO THE EXCHANGE DATE
CERTIFICATE

{Insert title or sufficient description of Securities to be delivered}

      This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our “Member Organizations”) substantially in the form attached hereto, as of the date hereof, {U.S.} ____________________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States person(s)”), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in the U.S. Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as “financial institutions”) purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise Equity Office Properties Trust or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

      As used herein “United States” means the United States of America (including the States and the District of Columbia), and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

      We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

      We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:________________________________, 20__
(To be dated no earlier than the Exchange
Date or the relevant Interest Payment Date
occurring prior to the Exchange Date, as
applicable)

{Morgan Guaranty Trust Company of New York,
Brussels Office}, as Operator of the Euroclear System {Clearstream Banking}

By:_____________________________________________________

EXHIBIT B

FORM OF TRANSFER CERTIFICATE FOR TRANSFER
FROM GLOBAL SECURITY OR CERTIFICATED SECURITY
TO CERTIFICATED SECURITY
(Transfers pursuant to § 311 of the Indenture)

State Street Bank and Trust Company, as Registrar

Attn: Corporate Trust Trustee Administration

Re:	EOP Operating Limited Partnership Senior Exchangeable Notes
due November 15, 2008 (the “Securities”)

                   Reference is hereby made to the Indenture, dated as of August 23, 2000 (the “Indenture”), by and among EOP Operating Limited Partnership, as Issuer, Equity Office Properties Trust and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

                   This letter relates to U.S. $               aggregate principal amount of Securities which are held [in the form of a [Certificated ] [Global Security (CUSIP No. _____________)]* in the name of [name of transferor] (the “Transferor”) to effect the transfer of the Securities.

                   In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Securities and the Indenture and (ii) to a transferee that the Transferor reasonably believes is an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the U.S. Securities Act of 1933, as amended) (an “Institutional Accredited Investor”) which is acquiring such Securities for its own account or for one or more accounts, each of which is an Institutional Accredited Investors, over which it exercises sole investment discretion, for investment purposes and not for distribution and (iii) in accordance with applicable securities laws of any state of the United States; and further certifies that the transferee and each such account, if any, is acquiring at least $100,000 principal amount of Securities.

[Name of Transferor]

By_____________________________ Name: Title:

Dated:

cc: Equity Office Properties Trust
Attn: Secretary

________________________
*     Insert, if appropriate.

B-1

EXHIBIT C

FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE
(Transfers pursuant to § 311 of the Indenture)

State Street Bank and Trust Company, as Registrar

Attn: Corporate Trust Trustee Administration

Re:	EOP Operating Limited Partnership Senior Exchangeable
Notes due November 15, 2008 (the “Securities”)

                    Reference is hereby made to the Indenture, dated as of August 23, 2000 (the “Indenture”), by and among EOP Operating Limited Partnership, as Issuer (“EOP Partnership”), Equity Office Properties Trust (“Equity Office”) and State Street Bank and Trust Company, as Trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

                    In connection with our proposed purchase of $                aggregate principal amount of the Securities, which are exchangeable into common shares of beneficial interest (“Common Stock”) of Equity Office, we confirm that:

1. We understand that the Securities and the Common Stock issuable upon exchange therefor have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, (y) that if we should resell, pledge or otherwise transfer any such Securities or any shares of Common Stock issuable upon exchange thereof prior to the later of (I) two years after the date of the original issuance of the Securities or (II) three months after we cease to be an affiliate (within the meaning of Rule 144A under the Securities Act) of EOP Partnership or Equity Office, such Securities or the Common Stock issuable upon exchange thereof may be resold, pledged or transferred only (i) to EOP Partnership or Equity Office, (ii) so long as such Securities or the shares of Common Stock are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a person whom we reasonably believe is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Securities or the Common Shares issuable upon exchange therefor), (iii) in an offshore transaction in accordance with Regulation S under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Securities or the shares of Common Stock issuable upon exchange therefor), (iv) to an institution that is an “accredited investor” as defined in Rule 501 (a) (1), (2), (3) or (7) under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Securities or on a comparable Certificate of Transfer for the Common Stock issuable upon exchange thereof) that, prior to such transfer, delivers a signed letter to EOP Partnership and the Trustee (or, in the case of shares of Common Stock issuable upon exchange therefor, Equity Office and the transfer agent) certifying that it is such an institutional accredited investor and is acquiring the securities for investment purposes and not for distribution and agreeing to the restrictions on transfer of the Securities or the Common Stock issuable upon exchange therefor (which letter shall be substantially in the form hereof), (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state or other jurisdiction of the United States, and (z) we will notify any purchaser from us of the Securities or the Common Stock issuable upon exchange therefor of the above resale restrictions, if then applicable. We further understand that in connection with any transfer by us of the Securities or the Common Stock issuable upon exchange therefor by us that EOP Partnership, Equity Office and the Trustee (or the transfer agent in the case of Common Stock issuable upon exchange therefor) may request, and if so requested we will furnish, such certificates, legal opinions and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions. Finally, we understand that in any case we will not directly or indirectly engage in any hedging transactions with regard to the Securities or the Common Stock issuable upon exchange of the Securities except as permitted by the Securities Act.

2. We are able to fend for ourselves in connection with our purchase of the Securities, we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment and can afford the complete loss of such investment.

3. We understand that the minimum principal amount of Securities that may be resold, pledged or otherwise transferred is $100,000.

4. We understand that EOP Partnership, Equity Office and you and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, agreements and warranties and we agree that if any of the acknowledgments, representations, agreements or warranties made or deemed to have been made by us by our purchase of the Securities, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify EOP Partnership, Equity Office and you.

5. With respect to the certificates representing Securities, we understand that the notification requirement referred to in (1) above requires that, until the expiration of the holding period with respect to sales of the Securities under Rule 144(k) under the Securities Act, that such Securities will bear a legend substantially to the following effect:

      “THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF EOP PARTNERSHIP AND EQUITY OFFICE THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE LATER OF (X) THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) THREE MONTHS AFTER SUCH HOLDER CEASES TO BE AN AFFILIATE OF EOP PARTNERSHIP OR EQUITY OFFICE, IN EITHER CASE OTHER THAN (1) TO EOP PARTNERSHIP OR EQUITY OFFICE, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (“INSTITUTIONAL ACCREDITED INVESTOR”) (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO EOP PARTNERSHIP, EQUITY OFFICE AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER IS ATTACHED TO THIS SECURITY), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. PRIOR TO A TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (6) ABOVE), THE HOLDER OF THIS SECURITY MUST, PRIOR TO SUCH TRANSFER, FURNISH TO EOP PARTNERSHIP, EQUITY OFFICE AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF EOP PARTNERSHIP AND EQUITY OFFICE THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER, (2) AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF

(OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF RULE 902(K)(2) UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON EXCHANGE OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.”

6. With respect to certificates representing shares of Common Stock issuable upon exchange of the Securities, we understand that the notification requirement referred to in (3) above requires that, until the expiration of the holding period with respect to sales of such Common Stock under Rule 144(k) under the Securities Act, such certificates will bear a legend substantially to the effect set forth as Exhibit D to the Indenture and that a copy of such legend may be obtained from the Trustee.

7. We are acquiring the Securities purchased by us for investment purposes, and not for distribution, for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we are and each such account is an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

8. You are entitled to rely on this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

____________________________ (Name of Purchaser)

By:

____________________________

Dated: ________________

cc: Equity Office Properties Trust
     Attn: Secretary

EXHIBIT D

FORM OF RESTRICTED COMMON STOCK LEGEND

      “THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF EOP PARTNERSHIP AND EQUITY OFFICE THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE LATER OF (X) THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) THREE MONTHS AFTER SUCH STOCKHOLDER CEASES TO BE AN AFFILIATE OF EOP PARTNERSHIP OR EQUITY OFFICE, IN EITHER CASE, OTHER THAN (1) TO EOP PARTNERSHIP OR EQUITY OFFICE, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (“INSTITUTIONAL ACCREDITED INVESTOR”), THAT IS ACQUIRING THE SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO EOP PARTNERSHIP, EQUITY OFFICE AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER MAY BE OBTAINED FROM THE TRUSTEE), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF EOP PARTNERSHIP AND EQUITY OFFICE THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER, (2) AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON SHARES ISSUABLE UPON EXCHANGE OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.”

D-1

EXHIBIT E

FORM OF TRANSFER CERTIFICATE FOR TRANSFER
OF RESTRICTED COMMON STOCK
(Transfers pursuant to §1818 of the Indenture)

[Name and Address of Common Stock Transfer Agent]

Re:	EOP Operating Limited Partnership Senior Exchangeable
Notes due 2008 (the “Securities”)

                  Reference is hereby made to the Indenture dated as of August 23, 2000 (the “Indenture”) between EOP Operating Limited Partnership, as Issuer, Equity Office Properties Trust and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

                  This letter relates to _________ shares of Common Stock represented by the accompanying certificate(s) that were issued upon exchange of Securities and which are held in the name of [name of transferor] (the “Transferor”) to effect the transfer of such Common Stock.

      In connection with the transfer of such shares of Common Stock, the undersigned confirms that such shares of Common Stock are being transferred:

CHECK ONE BOX BELOW

(1)	[ ]	to the Issuer or Equity Office; or

(2)	[ ]	pursuant to and in compliance with Rule 144A under the Securities Act; or

(3)	[ ]	pursuant to and in compliance with Regulation S under the Securities Act; or

(4)	[ ]	to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Issuer, Equity Office or the Trustee); or

(5)	[ ]	pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder; or

(6)	[ ]	pursuant to an effective registration statement under the Securities Act.

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Unless one of the boxes is checked, the transfer agent will refuse to register any of the Common Stock evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2), (3) or (4) is checked, the transfer agent may require, prior to registering any such transfer of the Common Stock such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the transfer agent of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

[Name of Transferor],

By ____________________________ Name: Title:

Dated:

cc: Equity Office Properties Trust
      Attn: Secretary

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EXHIBIT F

FORM OF RESTRICTED CERTIFICATED SECURITIES LEGEND

      “THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF EOP PARTNERSHIP AND EQUITY OFFICE THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE LATER OF (X) THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) THREE MONTHS AFTER SUCH HOLDER CEASES TO BE AN AFFILIATE OF EOP PARTNERSHIP OR EQUITY OFFICE, IN EITHER CASE, OTHER THAN (1) TO EOP PARTNERSHIP OR EQUITY OFFICE, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATIONS UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (“INSTITUTIONAL ACCREDITED INVESTOR”) (AS INDICATED BY THE BOX CHECKED BY THE TRANSFER OR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), THAT IS ACQUIRING THE SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO EOP PARTNERSHIP, EQUITY OFFICE AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER IS ATTACHED TO THIS SECURITY), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OR ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. PRIOR TO A TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (6) ABOVE), THE HOLDER OF THIS SECURITY MUST, PRIOR TO SUCH TRANSFER, FURNISH TO EOP PARTNERSHIP, EQUITY OFFICE AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF EOP PARTNERSHIP AND EQUITY OFFICE THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER, (2) AN

F-1

INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF RULE 902(k)(2) UNDER REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL OT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON SHARES ISSUABLE UPON EXCHANGE OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.”

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EXHIBIT G

FORM OF RESTRICTED GLOBAL SECURITIES LEGEND

      “THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF EOP PARTNERSHIP AND EQUITY OFFICE THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE LATER OF (X) THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) THREE MONTHS AFTER SUCH HOLDER CEASES TO BE AN AFFILIATE OF EOP PARTNERSHIP OR EQUITY OFFICE, IN EITHER CASE OTHER THAN (1) TO EOP PARTNERSHIP OR EQUITY OFFICE, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITH THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, AS DEFINED IN RULE 501(A)(1), (2) (3) OR (7) UNDER THE SECURITIES ACT (“INSTITUTIONAL ACCREDITED INVESTOR”), THAT IS ACQUIRING THE SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO EOP PARTNERSHIP, EQUITY OFFICE AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OR THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER MAY BE OBTAINED FROM THE TRUSTEE), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF EOP PARTNERSHIP AND EQUITY OFFICE THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER, (2) AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF RULE 902(k)(2) UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON SHARES ISSUABLE UPON EXCHANGE OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.”

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